UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
____________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
PATRICK INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy
Statement
& Notice of 2026 Annual Meeting of Shareholders
Dear
Shareholder
On behalf of the Board of Directors, we are pleased to invite you to join us for our Annual Meeting of Shareholders ("Annual Meeting"), which will be conducted via live audio webcast on May 14, 2026, at 10:00 A.M. ET.
The virtual Annual Meeting will be conducted online at meetnow.global/
MQHXUQJ. In the Notice of 2026 Annual Meeting & Proxy Statement, we
describe the matters upon which you will be asked to vote at the meeting and provide instructions for attending the meeting.
This Proxy Statement describes our corporate governance policies that foster the Board's effective oversight of the Company’s business strategies and practices. We welcome you to review this Proxy
Statement as we describe our financial performance for fiscal year 2025.
Patrick’s disciplined capital allocation and ongoing investments in strategic diversification continue to strengthen our competitive position and enhance the resilience of our business. Our talented team, united by our core BETTER Together values, remains focused on delivering innovative new products, an increasing mix of highly engineered components, and integrated solutions that create value for our customers in the Outdoor Enthusiast and Housing markets. Through deep customer relationships, advanced materials leadership, and an expanding aftermarket presence, we are well positioned to drive durable long-term profitable growth and value for all stakeholders.
Please review the proxy/notice card for instructions on how to vote over the Internet, by telephone or by mail in order to be certain that your shares of stock are represented at the Annual Meeting. It is important that all Patrick Industries, Inc. shareholders vote and participate in the affairs and governance of our Company.
Sincerely,
Andy L. Nemeth
CEO & Chairman of the Board
March 30, 2026
Please review the proxy/
notice card for instructions
on how to vote over the
Internet, by telephone or by
mail in order to be certain that
your shares of stock are
represented at the Annual
Meeting. It is important that
all Patrick Industries, Inc.
shareholders vote and
participate in the affairs and
governance of our Company.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Notice of Annual Meeting
Record Date
March 20, 2026
Date
Thursday, May 14, 2026;
10:00 A.M. ET
Location
Online at: meetnow.global/MQHXUQJ

	Proposals	Board Vote Recommendation
1	To elect nine directors to the Board of Directors to serve until the 2027 Annual Meeting of Shareholders	FOR
2	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026	FOR
3	To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2025	FOR
In addition
To consider and transact such other business as may
properly come before the meeting or any adjournment or
postponement thereof.
Voting
Please vote your shares using the Internet, by telephone or
by mail by signing, dating and returning the enclosed Proxy
Card. If you hold shares through a broker, custodian,
fiduciary, or nominee, please check the voting instructions
used by that broker, custodian, fiduciary, or nominee.
Holders with a control number from Computershare, our
transfer agent, can vote at the virtual Annual Meeting.
Please return your Proxy Card so your vote can be
counted. See “Voting Q&A”.
By Order of the Board of Directors,
Joel D. Duthie
Executive Vice President, Chief Legal Officer
and Secretary
March 30, 2026
Virtual Meeting Format
You will be able to attend and participate in the Annual
Meeting online, vote your shares electronically and submit
your questions prior to and during the meeting by visiting:
meetnow.global/MQHXUQJ on the meeting date and time
described in the accompanying Proxy Statement.
If you plan to attend the meeting online, you must register
by following the instructions contained in the “Voting Q & A”
section.
Notice of Internet Availability of Proxy
Materials for the Annual Meeting of
Shareholders
Our 2026 Proxy Statement and Annual Report to
Shareholders for fiscal 2025 are available on Patrick
Industries, Inc.’s website at www.patrickind.com under
“Investors - Company Info.” You may also request hard
copies of these documents free of charge by writing to us at the following address: 107 W. Franklin Street, Elkhart,
Indiana 46516. Attention: Office of the Secretary.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Proxy Statement
Annual Meeting of Shareholders
This Proxy Statement is provided in connection with the
solicitation of proxies by the Board of Directors (the
“Board”) for the Annual Meeting of Shareholders to be held
online (virtual meeting) on May 14, 2026 (the “Annual
Meeting”) for the purpose of considering and acting upon
the matters specified in the Notice of Annual Meeting of
Shareholders accompanying this Proxy Statement. The
proxy card or voting instruction form sets forth your holdings of common stock of the Company. We expect that, on or
about April 1, 2026, this Proxy Statement will be available
through the Internet.
If the form of proxy which accompanies this Proxy
Statement is executed and returned, or is voted by Internet
or by telephone, it may be revoked by the person giving it at any time prior to the voting thereof by:
•changing your vote using the online voting method, in
which case only your latest Internet proxy submitted
prior to the Annual Meeting will be counted;
•filing with the Secretary of the Company, during or
before the Annual Meeting, a written notice of
revocation bearing a date later than the date of the
proxy;
•duly executing and dating a subsequent proxy relating
to the common stock and delivering it to the Secretary
of the Company before or during the Annual Meeting;
or
•voting your shares electronically during the Annual
Meeting.
If the form of proxy is signed, dated and returned without
specifying choices on one or more matters presented to the
shareholders, the shares will be voted on the matter or
matters listed on the Proxy Card as recommended by the
Company’s Board.
Voting Methods
Online
www.investorvote.com/PATK
Phone
For shareholders
of record: 800-652-8683
Mail
Sign, date and return the
enclosed Proxy Card in the
enclosed envelope
Additional solicitations in person, by telephone, or
otherwise, may be made by certain directors, officers and
employees of the Company regarding the proposals without
additional compensation. Expenses incurred in the
solicitation of proxies, including postage, printing and
handling, and actual expenses incurred by brokerage
houses, custodians, nominees and fiduciaries in forwarding
documents to beneficial owners, will be paid by the
Company.
Patrick’s Annual Report to Shareholders, which contains
Patrick’s Annual Report on Form 10-K for the year ended
December 31, 2025, accompanies this Proxy Statement.
Requests for additional copies of the Annual Report on
Form 10-K should be submitted to the Office of the
Secretary, Patrick Industries, Inc., 107 W. Franklin Street,
Elkhart, Indiana 46516. Annual Meeting materials may also
be viewed online through our website, www.patrickind.com
under “Investors - Company Info.”

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Business Financial Highlights
$329M
2025 Operating
Cash Flow
$4.0B
2025 Total
Net Sales
10,000+
Team Members Help
Achieve Our Goals
Our fiscal 2025 results reflect the strength of our diversified platform and the dedication of our team members, who remained steadfast, while focusing on exceeding customer expectations in a dynamic operating environment. We generated
6% total net sales growth, driven by organic content gains, strategic acquisitions, and the continued expansion of our aftermarket business. Our commitment to developing innovative, highly engineered products into full solutions capabilities and advanced materials leadership enabled us to deliver meaningful content gains across our Outdoor Enthusiast end markets while improving our overall product mix.
We continued to execute our disciplined and balanced capital allocation strategy designed to enhance intrinsic value over the long term. In 2025, we allocated $122 million toward strategic acquisitions that expanded our technical expertise and innovation capabilities, while investing in advanced materials, technology, manufacturing infrastructure, and AI-enabled tools that support operational efficiency and informed decision-making. We generated free cash flow of $246 million, ended the year with a total net leverage ratio of 2.6x, and maintained strong liquidity. We also returned $87 million to shareholders through dividends and share repurchases, including a 17.5% increase in our quarterly cash dividend in the fourth quarter of
2025. Supported by a flexible cost structure, strong cash flow generation, and our talented team, we believe Patrick is well positioned to drive long-term profitable growth and shareholder value.
The charts illustrate our performance related to net sales, operating margin and operating income, operating cash flow, and diluted earnings per share since 2021.
NET SALES
($ millions)
$4,078
$4,882
$3,468
$3,716
$3,951
OPERATING CASH FLOW
($ millions)
OPERATING MARGIN & INCOME
($ millions)
8.6% / $352
10.2% / $496
7.5% / $260
6.9% / $258
7.0% / $276
DILUTED EARNINGS
PER COMMON SHARE
$252
$6.42
$412
$8.99
$409
$4.33
$327
$4.11
$329
$3.90

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Executive Compensation
Highlights
Aligning Pay to Differentiated Performance
Our leaders understand and are motivated to meet key metrics that drive growth, profitability and ultimately shareholder value in both the short and long term. Our Compensation Committee recommends compensation decisions to the Board which support this philosophy. The plan design is brought to life through understanding each compensation element and the impact of the individual’s and the team’s performance as outlined below.
Each compensation component, relative to peer group and general industry data, supports our philosophy of rewarding differentiated performance by emphasizing each executive’s variable pay elements.
•Base Salary, though lower than peer base compensation, is designed in alignment with the philosophy of focusing on performance-dependent variable pay.
•The annual Short-Term Cash Compensation Plan provides for enhanced payouts for performance above plan up to a maximum of 200% of target compensation at 115% of plan and incorporates a threshold payout of 50% of target compensation at 75% of plan.
•The annual Long-Term Incentive Compensation Plan is designed to drive the executive’s focus on long-term profitability through both organic and inorganic growth over a three-year award performance period. This equity plan is also designed to motivate leadership to perform above plan with a maximum payout of 200% of target compensation at
120% of plan and a threshold payout of 50% of target compensation at 80% of plan.
Our focus on variable pay to
motivate performance, a key
component of our
compensation plan over the
past decade, has proven
successful in aligning our
team’s compensation to
shareholder returns.

Compensation Element	Percentile Positioning vs. Peer Proxy and General Industry Data
Base Salary	25th - 50th
Short-Term Incentive	50th - 75th
Total Target Cash	50th - 75th
Long-Term Incentive	25th - 50th
Total Target Compensation	50th - 75th
Key Compensation Actions Taken in Fiscal 2025
•Base compensation for our Named Executive Officers (“NEOs”) generally increased from 2024 to align with end-market conditions and expected financial performance in 2025 and size-scoping of our peer group and general industry data.
•Our Compensation Committee continued to utilize external consultant, Willis Towers Watson, for data and consultation as requested by the Compensation Committee.
For the compensation of our NEOs, please refer to the Compensation Discussion and Analysis.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Corporate Governance
Highlights
In addition to executive compensation practices that
strongly link pay and performance, the Board believes that
fundamental corporate governance is critical to ensuring the
Company is managed for the long-term benefit of our
shareholders. Patrick’s Code of Ethics for Directors,
Officers and Employees, and its Corporate Governance
Guidelines are intended to align the interests of directors
and management with those of our shareholders. For more
information about our governance programs and Board of
Directors, see Proposal 1.
Board Risk Oversight
The Board has delegated its risk oversight responsibilities
to the Audit Committee, as described under the heading
“Audit Committee”. In accordance with the Audit
Committee’s Charter, each of our senior financial and
accounting officers reports directly to the Audit Committee
regarding material risks to our business, among other
matters, and the Audit Committee meets in executive
sessions with the senior financial and accounting officers,
and with representatives of our independent registered
public accounting firm. The Audit Committee Chairman
reports to the Board regarding material risks as deemed
appropriate. In addition, the Compensation Committee
annually considers the extent to which the risks arising from the compensation policies and practices of the Company
are reasonably likely to have a material adverse effect on
the Company as a whole.
Director Independence
Seven of the nine members of the Board (as of the date of
this Proxy) have been designated by the Board as
independent directors. The Board determines whether a
director is independent by following the guidelines of the
NASDAQ Stock Market and the SEC rules and regulations.
The Board has determined that the independent directors in
2025 were Blake W. Augsburger, Natalie A. Brown, Joseph
M. Cerulli, John A. Forbes, Michael A. Kitson, Denis G.
Suggs and M. Scott Welch.
Consideration of Director Candidates
•The Corporate Governance and Nominations
Committee will consider Board nominees
recommended by shareholders, which can be sent to
the address provided below.
•To nominate a candidate for director, under our Bylaws,
a shareholder must provide to the Secretary of the
Company:
•Timely notice of the nomination (not less than 20
days or more than 50 days prior to the next Annual
Meeting of Shareholders)
•Written notice of nominee
•Nominee’s name, age, business address,
residential address, principal occupation, and
number of shares of the Company owned
•Nominee’s consent to be elected and serve
•Documents required under federal securities laws
•Candidate’s other board memberships (if any)
Communication With Our Shareholders and
Ensuring Document Accessibility
You can find our Board Committee charters, Board Diversity
Policy, Code of Ethics and Business Conduct, Corporate
Governance Guidelines, and other governance-related
documents on our website at www.patrickind.com, under
“Investors-Governance” or by writing to:
Patrick Industries, Inc.
Attn: Joel D. Duthie
EVP - Chief Legal Officer and Secretary
107 W. Franklin Street
Elkhart, Indiana 46516
Shareholders can reach out directly to our Board or a Board
member by writing to the above address. Communications
intended for independent directors should be directed to the
Chairman of the Corporate Governance and Nominations
Committee.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Insider Trading Policies and Procedures
Patrick's Insider Trading Policy governs the purchase, sale and other disposition of our securities by directors, officers, and employees and is designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards, as well as procedures designed to further the foregoing purposes. In addition, it is our intent to comply with applicable laws and regulations relating to the Company trading in its own securities.
Board Leadership Structure and Accountability
The Board’s leadership structure is designed to promote Board effectiveness and to appropriately allocate authority and responsibility between the Board and management.
In May 2024, the Board determined that Andy L. Nemeth, our Chief Executive Officer, would be best positioned to serve as
Board Chair. The independent directors appointed John A. Forbes as Lead Independent Director.  Our Lead Independent
Director provides a strong counterbalance to the Chair, including by facilitating independent oversight of management, promoting open dialogue among the independent directors during and in between Board meetings, leading executive sessions at each regular Board meeting without the presence of the CEO, and focusing on the Board’s priorities and processes. The Board believes the present structure provides the Company and the Board with strong leadership, appropriate independent oversight of management, continuity of experience that complements ongoing Board refreshment, and the ability to clearly communicate the Company’s business and strategy to shareholders, customers, employees and the public in a single voice.
Factors the Board considers in reviewing its leadership structure include:
•The respective responsibilities for the positions of Chair and Lead Independent Director
•The individuals currently in the roles of Chair and Lead Independent Director and their record of strong leadership and performance in their roles
•The current composition of the Board
•The policies and practices in place to provide independent Board oversight of management (including Board oversight of CEO performance and compensation, regular executive sessions of the independent directors, Board input into agendas and meeting materials, and Board self-assessment)
•The Company’s circumstances, including its financial performance
•The views of the Company’s shareholders
•Trends in corporate governance, including practices at other public companies
•Such other factors as the Board determines
With the exception of the CEO, no director is an employee of the Company.
•Directors are elected for a one-year term.
•The Board had 15 meetings in 2025.
•Each director attended at least 75% of the Board meetings and meetings of Board Committees on which they served in 2025.
•All directors attended the most recent Annual Meeting of Shareholders which was held on May 15, 2025.
•We expect all Board members to attend the annual meetings, but from time to time other commitments may prevent directors from attending each meeting.
Director Qualifications and Diversity
The Corporate Governance and Nominations Committee follows a diversity policy that requires the Committee to consider diversity criteria – including gender, age, ethnicity and geographic background – when identifying candidates for membership.  The Committee will consider a candidate’s qualifications and background, including responsibility for operating a public company or a division of a public company, international business experience, a candidate’s technical background and financial expertise or professional qualification, diversity of background and personal experience, and any other public company boards on which the candidate is a director.  Board appointment will be based on merit and candidates will be considered against objective criteria, having due regard for the benefits of diversity on the Board.  The Committee will also consider whether the candidate would be “independent” for purposes of the NASDAQ Stock Market and the SEC rules and regulations.  The Committee accepts recommendations for nominees from several sources, included among them non-
management directors and the CEO, and may, from time-to-time, engage the services of a professional search firm to identify and/or evaluate potential nominees.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Proposal 1
Election Of Directors
There are nine nominees for election to the Board, all
of whom are current members of our Board. Each of
the following nominees was elected to his or her
present term of office at the Annual Meeting of
Shareholders held on May 15, 2025. Each of the
nominees at the 2026 Annual Meeting will be elected
to hold office until the 2027 Annual Meeting or until
their successors are duly elected and qualified.
It is intended that the proxies will be voted for the
nominees listed below, unless otherwise indicated on
the proxy form. It is expected that these nominees will
serve, but, if for any unforeseen cause any such
nominee should decline or be unable to serve as a
director, the proxies will be voted to fill any vacancy so
arising in accordance with the discretionary authority of
the persons named in the proxies. The Board does not
anticipate that any nominee will be unable or unwilling
to serve.
The Board of Directors
recommends shareholders
vote FOR the election of
the nominees to the Board
of Directors.

2025 Board Composition and Governance Highlights
Size of Board	9	Diverse Board Committee Chairs	✓
Average Age (in years) of Directors	61	Independent Directors Meet Without Non- Independent Directors Present	✓
Number of Independent Directors	7/9	Board Orientation and Continuing Education	✓
Directors that are Gender or Racially/ Ethnically Diverse	22%	Board-level Oversight of Environmental, Social & Governance (ESG) Matters	✓
Audit Committee Expertise	56%	Annual Review of Committee Charters, Code of Ethics & Governance Guidelines	✓
Average Tenure (in years) on Board	10.8	Succession Planning	✓
Lead Independent Director	✓	Sustainability Reporting Framework: SASB	✓
Annual Election of All Directors	✓

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
The board of directors
unanimously recommends
a vote FOR each of the
nine nominees.
Nominees
for Election

Biography
Blake W. Augsburger, age 62, is the founder and has served as Chief Executive
Officer of LEA Professional since 2019, a global supplier of audio amplifiers and digital signal processing solutions for the Professional, Commercial, and
Residential A/V markets.  Prior to that, Mr. Augsburger held leadership positions at Harman International Industries, Inc., including Executive Vice President,
President of the Harman Professional Division, and North America's Country
Manager from 2006 to 2016, and President of Crown International from 2001 to
2006.  Mr. Augsburger has served as a director of Lakeland Financial
Corporation ("Lakeland") since 2011 and as the lead director since 2023.  Mr.
Augsburger has been a member of Lakeland's Compensation Committee since
2011 and chairman of Lakeland's Governance Committee since 2018.

Blake W. Augsburger Age 62 Director since 2025 Committees Audit • Compensation Other Public Board Directorships Lakeland Financial Corporation

Qualifications
Mr. Augsburger has extensive experience with strategic planning, sales and marketing, manufacturing and new product development, acquisitions, and operations and risk management. He has been determined by our Board to be an "audit committee financial expert" under the rules and regulations of the
Securities and Exchange Commission (the "SEC").

Biography
Natalie A. Brown, 55, was the Chief Executive Officer of Mesirow Financial
Holdings, Inc. ("Mesirow") from July 2022 to July 2025 and a Senior Advisor of
Mesirow from July 2025 to March 2026. Prior to that, Ms. Brown was President of Mesirow from April 2021 to July 2022 and Chief Financial Officer from August
2018 to April 2021. She served on Mesirow’s Board of Directors from 2019 to
July 2025 and was a member of Mesirow's Audit Committee from 2018 to July
2025. She also held various leadership positions within finance and accounting at Nuveen Investments from 1999 to 2018.

Qualifications
Ms. Brown has extensive experience in banking, finance and auditor relations, organizational development, succession planning and talent identification, acquisitions, and strategic planning.  She has been determined by our Board to be an "audit committee financial expert" under the SEC's rules and regulations.

Natalie A. Brown Age 55 Director since 2025 Committees Audit • Corporate Governance and Nominations

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement

Biography Joseph M. Cerulli, age 66, has been employed by Tontine Associates, LLC, an investment management firm (together with its affiliates, “Tontine”), since January 2007.

Qualifications
Mr. Cerulli possesses extensive knowledge with respect to business operations, strategic planning, financial and investment matters, including investment banking, capital markets, and mergers and acquisitions strategy. He has been determined by our Board to be an “audit committee financial expert” under the
SEC's rules and regulations.

Joseph M. Cerulli Age 66 Director since 2008 Committees Corporate Governance and Nominations (Chair) • Audit

Biography
Todd M. Cleveland, age 58, previously served as Chairman of the Board from
January 2023 to May 2024 and Executive Chairman of the Board from January
2020 to December 2022. Prior to that, Mr. Cleveland was Chairman of the Board from May 2018 to December 2019 and our Chief Executive Officer from February
2009 to December 2019. Mr. Cleveland was President of the Company from May
2008 to December 2015 and Chief Operating Officer of the Company from May
2008 to March 2013. Mr. Cleveland has served as a Director of IES Holdings,
Inc. (“IES”) from 2017 to present, and he has been the Chairman of IES’ Human
Resources and Compensation Committee since February 2019 and a member of
IES’s Audit Committee since February 2021.

Todd M. Cleveland Age 58 Director since 2008 Committees None Other Public Board Directorships IES Holdings, Inc.

Qualifications
Mr. Cleveland has over 35 years of RV, marine, manufactured housing, and industrial experience in various operating capacities. He also has extensive knowledge of our Company and the industries to which we sell our products. Mr.
Cleveland’s experience includes management development and leadership, acquisitions, strategic planning, finance and capital allocation, and the manufacturing and sales of our products.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement

Biography
John A. Forbes, age 66, has been a partner with Full Sails LLC, a firm engaged in strategic business consulting, since June 2017. In addition, Mr. Forbes served as the interim Chief Financial Officer of our Company from June 2020 to
November 2020. Previously, Mr. Forbes was the President of Utilimaster, a
business unit of Shyft Group (formerly known as Spartan Motors USA, Inc.), from
July 2010 to June 2017. Prior to that time, he was the Chief Financial Officer of
Utilimaster from May 2009 to July 2010, the Chief Financial Officer of Nautic
Global Group, LLC from 2007 to 2009 and the Chief Financial Officer of Adorn,
LLC from 2003 to 2007. Mr. Forbes served as a director of Chase Packaging
Corporation from March 2019 to April 2025.

John A. Forbes Age 66 Director since 2011 Lead Independent Director since 2024 Committees Compensation • Corporate Governance and Nominations

Qualifications
Mr. Forbes has over 39 years of experience in serving various manufacturing industries, having held senior financial leadership roles. Mr. Forbes also has extensive experience with operations and talent management, acquisitions, strategic planning, risk management and banking relations.

Biography
Michael A. Kitson, age 67, served as a fractional Chief Financial Officer at Ascent
CFO Solutions, a provider of outsourced financial and accounting services, from
May 2022 to March 2023. Prior to that time, Mr. Kitson served as the Chief
Financial Officer of oVertone Haircare, Inc. from July 2018 through January 2022.
Previously, Mr. Kitson was a principal with AVL Growth Partners, a firm that provides Chief Financial Officer and other financial advisory services, from March
2017 to July 2018. Prior to that, Mr. Kitson was the Chief Financial Officer of
MikaTek, Ltd. from January 2016 to July 2016, the Chief Executive Officer of
SharpShooter Imaging from March 2015 to January 2016, the Chief Executive
Officer of Nautic Global Group (“Nautic”) from March 2011 to October 2013, and the Chief Financial Officer of Nautic from August 2010 to March 2011.

Michael A. Kitson Age 67 Director since 2013 Committees Audit (Chair) • Compensation

Qualifications
Mr. Kitson has over 39 years of experience in serving various manufacturing industries in senior financial leadership roles. Mr. Kitson also has extensive experience with corporate and operations management, finance and capital allocation, strategic planning and risk management. He has been determined by our Board to be an “audit committee financial expert” under the SEC’s rules and regulations.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement

Biography
Andy L. Nemeth, age 57, has been the Chairman of the Board since May 2024 and the Company’s Chief Executive Officer since January 2020. Prior to that time, Mr. Nemeth was the President from January 2016 to July 2021, Executive
Vice President of Finance and Chief Financial Officer from May 2004 to
December 2015, and Secretary-Treasurer from 2002 to 2015. He was also the
Vice President of Finance and Chief Financial Officer from 2003 to 2004. Mr.
Nemeth has served as a director of Standex International Corporation
("Standex") from October 2025 to present, and has been a member of Standex's
Compensation Committee and Audit Committee since October 2025.

Andy L. Nemeth Age 57 Director since 2006 Committees None Other Public Board Directorships Standex International Corporation
Qualifications
Mr. Nemeth has over 34 years of RV, marine, manufactured housing, and industrial experience in various financial and managerial capacities. Mr. Nemeth also has particular knowledge of our Company and the industries to which we sell our products and has extensive experience with corporate management, development and leadership, acquisitions, strategic planning, risk management, capital allocation, and banking and finance relations.

Biography
Denis G. Suggs, age 60, has been the Chief Executive Officer of LCP
Transportation, LLC, a non-emergency medical transportation company, since
February 2020. Prior to that, Mr. Suggs was the President and Chief Executive
Officer of Strategic Materials Corp. from March 2014 to January 2020 and also served as Chairman from 2017 to 2020. Prior to that time, Mr. Suggs was the
Global Executive Vice President of Belden, Inc. from 2009 to 2013 and the
President of the Americas Division / Vice President of Belden, Inc. from 2007 to
2009. Mr. Suggs has served as a director of Smith & Wesson Brands, Inc. and has been a member of the Audit Committee from May 2021 to present. He has been the Chairman of Smith & Wesson's Nominations and Corporate
Governance Committee since 2023.

Denis G. Suggs Age 60 Director since 2019 Committees Compensation (Chair) • Corporate Governance and Nominations Other Public Board Directorships Smith & Wesson Brands, Inc.

Qualifications
Mr. Suggs has over 27 years of experience in leading complex global businesses, having also held senior financial executive leadership roles with
Danaher Corporation and Public Storage Corporation. Mr. Suggs also has extensive experience with corporate and operations management, strategic planning, mergers and acquisitions and risk management. Mr. Suggs served as a director of the Education Corporation of America from 2015 to 2018 and of
Strategic Materials, Inc. and the Glass Packaging Institute from 2014 to 2020.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement

Biography
M. Scott Welch, age 66, has been the President and Chief Executive Officer of
Welch Packaging Group, a large independently owned corrugated packaging company, since 1985. Prior to establishing Welch Packaging Group, he worked at Northern Box, Performance Packaging and Elkhart Container. Mr. Welch has
served as a director of Lakeland Financial Corporation from 1998 to present and a member of the Compensation Committee since 2012, and he was Lakeland’s lead independent director from 2012 to 2019. He has also served as a trustee of
DePauw University since 2005.

M. Scott Welch Age 66 Director since 2015 Committees Audit • Corporate Governance and Nominations Other Public Board Directorships Lakeland Financial Corporation
Qualifications
Mr. Welch has over 44 years of experience in the packaging industry and has extensive experience in sales, marketing, acquisitions, organizational development, strategic planning, finance and capital allocation. He has been determined by our Board to be an “audit committee financial expert” under the
SEC’s rules and regulations.

The board of directors unanimously
recommends a vote FOR the director
nominees.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
2025 Non-Employee Director
Compensation

	07/01/2025 - 12/31/2025	01/01/2025 - 06/30/2025

Annual Retainer (Non-Employee Members)	$100,000	$90,000
Committee Chairpersons Annual Retainer:
● Audit	25,000	20,000
● Compensation	15,000	15,000
● Corporate Governance and Nominations	15,000	15,000
Lead Independent Director Additional Annual Retainer	25,000	25,000
Annual Restricted Stock Grant (1)	150,000	140,000
(1) Non-employee directors received an annual restricted stock grant of $150,000 in May 2025, which vests upon such director’s continued service as a Board member one year from the grant date or earlier upon certain events. In addition, non-employee directors receive cash dividends on their restricted common stock holdings. The Company does not have stock ownership guidelines for its directors.
In addition to the compensation described above, the Company reimburses the non-employee directors’ expenses, including travel, accommodations and meals, for attending Board and Board Committee meetings, our Annual Meeting of
Shareholders and any other activities related to our business.
The compensation paid by the Company to the directors for 2025, other than Mr. Nemeth, is set forth in the table below.
Information on compensation for Mr. Nemeth is set forth in the “Executive Compensation” section.

Name	Fees Earned Or Paid In Cash (2)	Stock Awards (3)	Other Compensation (4)	Total
Blake W. Augsburger	$64,200	$150,041	$2,191	$216,432
Natalie A. Brown	64,200	150,041	2,191	216,432
Joseph M. Cerulli	110,000	150,041	2,938	262,979
Todd M. Cleveland	95,000	150,041	2,938	247,979
John A. Forbes	120,000	150,041	2,938	272,979
Michael A. Kitson	115,000	150,041	2,938	267,979
Pamela R. Klyn (1)	45,000	—	747	45,747
Derrick B. Mayes (1)	45,000	—	747	45,747
Denis G. Suggs	110,000	150,041	2,938	262,979
M. Scott Welch	95,000	150,041	2,938	247,979
(1)Ms. Klyn and Mr. Mayes did not stand for re-election to the Board at the May 15, 2025 Annual Meeting.  Their compensation reflects the cash retainer and dividends paid to each of them based on their board membership service period from January 1, 2025 to May 15, 2025.
(2) Fees consist of an annual cash retainer for each non-employee director, the lead independent director, and each committee chairperson’s service.
(3)Amounts shown do not represent compensation actually received. Such amounts reflect the aggregate grant date fair value of 1,725 shares of restricted stock granted to each non-employee director, at a closing stock price of $86.98 on May 15, 2025.
(4)Amounts shown represent cash dividends paid by the Company in 2025 on unvested shares held by the non-employee directors.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Board
Committees
Audit Committee
The Board has an Audit Committee for which Michael A.
Kitson serves as the Chairman. The Audit Committee met
eight times in 2025.
The Audit Committee has a charter, which sets forth the
responsibilities of the Audit Committee, which include:
•Oversight responsibilities related to potential material
risks to the business, including, but not limited to, credit, liquidity, IT cybersecurity, and operational risks;
•Recommending to the Board the independent auditors
to be engaged by the Company for the purpose of
conducting the annual audit of our financial statements;
•Discussing with the independent auditors the scope of
their examination;
•Reviewing the financial statements and the independent
auditors’ report thereon with Company personnel and
the independent auditors;
•Inviting the recommendations of the independent
auditors regarding internal controls and other matters;
and
•Approving all non-audit services provided by the
independent auditors and monitoring these
engagements on a per occurrence basis.
The Board has determined that each of the current
members of the Audit Committee, as of the date of this
Proxy Statement, is independent, as defined in the
NASDAQ listing standards and relevant SEC rules. In
addition, as of the date of this Proxy Statement, the Board
has determined that all of these members also meet both
the qualifications required to be an audit committee
financial expert and the financial sophistication
requirements contained in the NASDAQ listing standards
(Messrs. Augsburger, Cerulli, Kitson and Welch, and Ms.
Brown).
For a more detailed list of the roles and
responsibilities of the Audit Committee, please
see the Audit Committee Charter located in the
“Investors – Governance – Governance
Documents” section of our website at
www.patrickind.com
Compensation Committee
The Board has a Compensation Committee for which Denis
G. Suggs serves as Chairman. The Compensation
Committee met five times in 2025.
The Compensation Committee has a charter, which sets
forth the responsibilities of the Compensation Committee,
which include:
•Reviewing and recommending to the independent
members of the Board the overall compensation
programs for the officers of the Company;
•Oversight authority to attract, develop, promote and
retain qualified senior executive management; and
•Oversight authority for the stock-based compensation
programs.
In its oversight of executive officer compensation, the
Compensation Committee seeks assistance from Company
management and the Company's independent
compensation consultant, Willis Towers Watson, as further
described below under the heading “Compensation
Discussion and Analysis.” Willis Towers Watson’s fees are
approved by the Compensation Committee. Willis Towers
Watson provides the Compensation Committee with data
about the compensation paid by our peer group and
industry benchmark groups, updates the Compensation
Committee on new developments in areas that fall within
the Compensation Committee’s scope and is available to
advise the Compensation Committee regarding all of its
responsibilities, including best practices, market trends in executive compensation, and pay versus performance
disclosures. Our Compensation Committee has assessed
the independence of Willis Towers Watson pursuant to SEC
and NASDAQ listing rules and determined that their work
did not give rise to any conflicts of interest.
The Board has determined each of the current members of
the Compensation Committee, as of the date of this Proxy
Statement, is independent as defined in the NASDAQ
listing standards and our Corporate Governance
Guidelines.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Compensation Committee Interlocks and
Director Participation
During 2025, no executive officer served on the board or
compensation committee of any other corporation with
respect to which any member of the Compensation
Committee was engaged as an executive officer. No
member of the Compensation Committee was an officer or
employee of the Company during 2025.
For a more detailed list of the roles and
responsibilities of the Compensation
Committee, please see the Compensation
Committee Charter located in the “Investors –
Governance – Governance Documents”
section of our website at www.patrickind.com
Corporate Governance and Nominations
Committee
The Board has a Corporate Governance and Nominations
Committee for which Joseph M. Cerulli serves as the
Chairman. The Corporate Governance and Nominations
Committee met three times in 2025.
The Corporate Governance and Nominations Committee
has a charter, which sets forth the responsibilities of the
Corporate Governance and Nominations Committee, which
include:
•Assisting the Board in identifying, screening and
recommending qualified candidates to serve as
directors;
•Recommending nominees to the Board to fill new
positions or vacancies as they occur;
•Reviewing and recommending to the Board the
compensation of directors;
•Recommending to the Board nominees for election by
shareholders at the Annual Meeting;
•Reviewing and monitoring corporate governance
compliance as well as recommending appropriate
changes;
•Reviewing the succession planning for our senior
executive officers;
•Providing overall oversight of our ESG policies and
initiatives and working with management to identify and
define relevant ESG topics and programs; and
•Conducting an annual assessment of the Board’s
performance.
The Board has determined that each of the current
members of the Corporate Governance and Nominations
Committee, as of the date of this Proxy Statement, is
independent as defined in the listing standards of the
NASDAQ Stock Market and our Corporate Governance
Guidelines.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934
requires that certain of our officers, directors and 10%
shareholders file with the SEC an initial statement of
beneficial ownership and certain statements of changes in
beneficial ownership of our common stock. Based solely on
our review of such forms and written representation from
the directors and officers that no other reports were
required, we are unaware of any instances of
noncompliance or late compliance with such filings during
the fiscal year ended December 31, 2025, except with
respect to the late filing of a Form 3 on May 29, 2025 for
Natalie A. Brown to report her initial ownership in the
Company as of her election to the Board effective May 15,
2025.
For a more detailed list of the roles and
responsibilities of the Corporate
Governance and Nominations Committee,
please see the Corporate Governance and
Nominations Committee Charter located in
the “Investors – Governance – Governance
Documents” section of our website at
www.patrickind.com

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Proposal 2
Ratification of the Appointment of Independent
Registered Public Accounting Firm
The Audit Committee has appointed Deloitte & Touche LLP, ("Deloitte")
as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte has been the Company's
independent registered public accounting firm since June 2019. The
Board and the Audit Committee recommend that shareholders ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year 2026. Although we are not required to do so, we believe that it is appropriate to request that shareholders ratify this appointment. If shareholders do not ratify the appointment, the Audit
Committee will investigate the reasons for the shareholders' rejection and reconsider the appointment. Representatives of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to any shareholder questions that may arise.
Unless otherwise instructed, the persons named in the proxy form will vote the proxies received by them "FOR" approval of the ratification of the appointment of Deloitte. The ratification of the appointment will be approved by our shareholders if, at the Annual Meeting, a quorum is present and the vote of a majority of the votes cast are voted in favor of the proposal.
The Board of Directors unanimously recommends a vote
FOR approval of the ratification of the appointment of
Deloitte as the Company's independent registered public
accounting firm for the fiscal year ending December 31,
2026.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Independent Public Accountants
Audit Fees
The following table presents fees and out-of-pocket
expenses for professional audit services rendered by
Deloitte during the fiscal years ended December 31, 2025
and 2024:
As noted above in Proposal 2, the Audit Committee has
appointed Deloitte as our independent registered public
accounting firm for the fiscal year ending December 31,
2026.

	2025	2024
Audit Fees (1)	$3,263,800	$3,345,300
Other Fees (2)	1,900	1,900
Total Fees	$3,265,700	$3,347,200
(1)Audit fees consist of fees for professional services rendered for the annual audit of the Company’s financial statements, the reviews of the financial statements included in the Company’s quarterly reports, and other services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)Other fees consist of an annual subscription to Deloitte's online accounting research tool.
The Audit Committee has advised us that it has determined
that the non-audit services rendered by our independent
auditors during our most recent fiscal year are compatible
with maintaining the independence of such auditors.
The Audit Committee has adopted a Preapproval Policy for
Audit and Non-Audit Services pursuant to which it
preapproves all audit and non-audit services provided by
the independent auditors prior to each particular
engagement.
The Audit Committee has delegated authority to its
Chairman to approve certain proposed services other than
the annual audit, tax and quarterly review services, and the
Chairman must then report any approvals to the balance of
the Committee at the next scheduled meeting.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Audit Committee Report
The following report of the Audit Committee does not constitute soliciting material and shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing by us under the Securities Act of 1933 or the
Securities Exchange Act of 1934, except to the extent that we specifically incorporate such information by reference, and shall not otherwise be deemed filed under such acts.
The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board, include providing oversight of our financial reporting process through periodic meetings with our independent auditors, principal
accounting officer and management to review accounting,
auditing, internal controls and financial reporting matters.
The Audit Committee has met and held discussions with
management and Deloitte with respect to the 2025 audited
financial statements. The Audit Committee reviewed and
discussed with Deloitte the consolidated financial statements, and Deloitte’s evaluation of the Company’s internal controls over financial reporting.
The Audit Committee also discussed with Deloitte the matters required to be discussed by the applicable requirements of the
Public Company Accounting Oversight Board and the SEC,
and other professional standards and regulatory requirements currently in effect.
We have received from Deloitte a letter providing the
disclosures required by the applicable requirements of the
Public Company Accounting Oversight Board regarding
Deloitte’s communications with the Audit Committee
concerning independence with respect to any relationships
between us and Deloitte that in their professional judgment
may reasonably be thought to bear on independence. Deloitte
has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent from us within the meaning of the federal securities laws. The
Audit Committee concluded that non-audit services provided by
Deloitte during the year ended December 31, 2025 were
compatible with Deloitte’s independence.
Based on the review and discussions described above, with
respect to our audited financial statements included in our
2025 Annual Report to Shareholders, we have recommended
to the Board of Directors that such financial statements be
included in our Annual Report on Form 10-K for filing with the
SEC.
As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles.
That is the responsibility of management and our independent auditors. In giving our recommendation to the Board of
Directors, we have relied on (i) management’s representation that such financial statements have been prepared with
integrity and objectivity and in conformity with generally
accepted accounting principles and (ii) the report of our
independent auditors with respect to such financial statements.
This report was adopted by the Audit Committee on February
19, 2026.
The Audit Committee
Michael A. Kitson (Chairman)
Blake W. Augsburger
Natalie A. Brown
Joseph M. Cerulli
M. Scott Welch

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Proposal 3
For the reasons stated, the Board of Directors recommends
a vote FOR the following non-binding resolution:
Advisory Vote to Approve the Compensation
of Our Named Executive Officers
Pursuant to Section 14A of the Securities
Exchange Act of 1934, shareholders have the
opportunity to vote, on an advisory and non-
binding basis, on the compensation of our
Named Executive Officers as set forth in this
Proxy Statement. This is commonly referred to
as the "Say on Pay" vote. At the May 2025
annual meeting, a majority of shareholders
determined that the Say on Pay vote would be
held annually, commonly referred to as "Say on
Frequency" vote. As required under SEC rules,
an advisory vote of the frequency of the
advisory vote on executive compensation will
next be held at the 2031 annual shareholders
meeting.
Our executive compensation policy is designed
to enable the Company to attract, motivate and
retain highly-qualified senior executives by
providing a competitive compensation
opportunity based on performance. Our intent is
to provide fair and equitable compensation in a
way that rewards executives for achieving
specified financial and non-financial
performance goals.
Our performance-related awards are structured to
link a substantial portion of our executives' total
potential compensation to the Company's
performance on both a short-term and long-term
basis, to recognize individual contributions, and to
align executive and shareholder interests.
We are requesting shareholder approval for the
compensation of our named executive officers for
fiscal 2025 as disclosed in this Proxy Statement,
including the disclosures under "Executive
Compensation— Compensation Discussion and
Analysis," compensation tables and the related
information and discussion.
Please note that the vote is advisory and
therefore not binding on the Company, the
Compensation Committee or the Board. However,
we value the opinions of our shareholders, and
we will carefully consider the outcome of the
advisory vote on executive compensation when
making future compensation decisions.
The affirmative vote of a majority of the votes cast
is required for advisory approval of the foregoing
non-binding resolution. See "Voting Q&A".
RESOLVED, that the compensation paid to the Company's
Named Executive Officers for fiscal year 2025, as disclosed
in this Proxy Statement pursuant to the compensation
disclosure rules of the SEC, including the Compensation
Discussion and Analysis, compensation tables and related
information and discussion, is hereby APPROVED.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Executive Compensation
k
The following Compensation Discussion and Analysis (“CD&A”) should be read in conjunction with the executive compensation tables and corresponding footnotes that follow. The discussion focuses on the compensation program approved by the Board for the 2025 fiscal year for the Named Executive Officers (“NEOs”).
Named Executive Officers
Andy L. Nemeth, Jeffrey M. Rodino, Andrew C. Roeder, Hugo E. Gonzalez, and Joel D. Duthie, who are the NEOs for the
2025 fiscal year, are shown below along with a brief biography.

Andy L. Nemeth was appointed as Chairman of the Board in May 2024, and as Chief
Executive Officer of the Company in January 2020. Prior to that time, Mr. Nemeth served as President of the Company from January 2016 to July 2021. Mr. Nemeth was the Executive Vice President of Finance and Chief Financial Officer from May
2004 to December 2015, and Secretary-Treasurer from 2002 to 2015. Mr. Nemeth has over 34 years of RV, marine, manufactured housing, and industrial experience in various financial and managerial capacities.

Andy L. Nemeth Chief Executive Officer

Jeffrey M. Rodino was named President of the Company in October 2025. Prior to that time, he served as President - Recreational Vehicles ("RV") from January 2024 to September 2025, with responsibility for the oversight, leadership, strategic planning, and accounting for our RV end market businesses. In addition, he served as President of the Company from July 2021 to January 2024, Chief Sales Officer from September 2016 to July 2021, and Executive Vice President of Sales from
December 2011 to July 2021. Mr. Rodino was Chief Operating Officer of the
Company from March 2013 to September 2016, and Vice President of Sales for the
Midwest from August 2009 to December 2011. Mr. Rodino has over 32 years of experience in serving the RV, marine, manufactured housing, and industrial markets.

Jeffrey M. Rodino President

Andrew C. Roeder was appointed Executive Vice President – Finance, Chief
Financial Officer and Treasurer of the Company in March 2024. Prior to joining
Patrick, Mr. Roeder served as Chief Financial Officer of the Marine segment of
Polaris, Inc. from 2018 to 2024. Prior to his role at Polaris, Inc. he was the CFO of
Bennington Marine from 2016 to 2018, and the Director of Financial Planning &
Analysis for Bennington from 2014 to 2015. Mr. Roeder has over 11 years of experience serving the marine industry in various leadership capacities. Mr. Roeder resigned from the Company effective February 20, 2026 to pursue interests outside of the Company.

Andrew C. Roeder Executive Vice President— Finance, Chief Financial Officer and Treasurer

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement

Hugo E. Gonzalez was appointed President - Powersports and Housing in December
2025, Executive Vice President - Operations in January 2024, and elected as Chief
Operating Officer in May 2024. Prior to that, Mr. Gonzalez served as Senior Vice
President of RV Operations for the Company from July 2021 to January 2024, Group
Vice President of Operations from February 2020 to June 2021, and Business Unit
Director from February 2017 to January 2020.  He joined the Company in 2007 and served in a series of progressive leadership roles including Plant Manager for an RV business unit of Adorn Holdings, Inc., following its acquisition by the Company in May
2007. Mr. Gonzalez has over 19 years of experience serving the RV, manufactured housing, and marine markets.

Hugo E. Gonzalez President—Powersports and Housing, Chief Operating Officer

Joel D. Duthie joined the Company as General Counsel in November 2020 and was
appointed Executive Vice President, Chief Legal Officer and Secretary in May 2021.
Prior to joining Patrick, Mr. Duthie was a partner with Barnes & Thornburg LLP, and practiced law at the firm from 2000 to 2002 and 2007 to 2020.  As a corporate lawyer,
Mr. Duthie focused on mergers and acquisitions, supply chain management and commercial contract counseling.  Mr. Duthie served as an assistant general counsel for a privately-held manufacturer of flow control products from 2002 to 2006.

Joel D. Duthie Executive Vice President, Chief Legal Officer and Secretary

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Compensation Discussion
and Analysis
We believe our compensation plan, as it relates to the NEOs and other executives, should be aligned with the Company’s short-term and long-term organizational strategic agendas and its operating performance and cash flows, and foster appropriate management ownership in the Company. Our philosophy and objectives are to provide a comprehensive, market-competitive compensation program designed to attract, retain and motivate the best qualified talent from inside and outside the industry and to align the interests of our senior management team with the interests of our shareholders. Messrs.
Nemeth, Rodino, Roeder, Gonzalez, and Duthie comprise our NEOs for fiscal 2025, as such term is used under SEC rules.
The Company utilizes a “pay-for-differentiated performance” compensation philosophy as illustrated on page 2. Our performance management system links compensation to achieving certain objectives based on our short-term and long-term goals. To develop a comprehensive performance and rewards compensation program for our NEOs and other executives
(see below "Plan Components" discussion), the Compensation Committee conducts, among other analytical measures, independent benchmarking studies in conjunction with utilizing a third-party compensation consultant.
2025 Executive Compensation Plan: Pay-at-Risk
The 2025 Executive Compensation Plan for the NEOs was designed to compensate and reward the plan participants with
“pay-for-differentiated performance.” The 2025 Executive Compensation Plan is designed for each component to incrementally reward the NEOs for performance and the achievement of established key financial metrics. This plan design places a high degree of emphasis and reward on variable compensation or “pay-at-risk.” Each element of compensation is outlined below to demonstrate the philosophy and architecture of the plan's design.
Base Pay (Salary)
The base pay in 2025 for Messrs. Nemeth, Rodino, Gonzalez, and Duthie was increased from their 2024 base pay, while Mr.
Roeder's base pay in 2025 was unchanged from 2024. Mr. Duthie was not an NEO in 2024. Base compensation in 2025 was set to align with the Company's end-market conditions and expected financial performance in 2025 and was in alignment with the Company’s and NEO’s scope and to assure a competitive position with the market for total target direct compensation.
The CEO and each of the other NEOs’ base compensation for 2025 was aligned to the 25th to 50th percentile range of their respective established peer group and general industry data.

Executive	2025 Base Pay	Fixed Or Variable Pay
CEO	$900,000	Fixed Pay
All Other NEOs Combined (1)	2,125,000	Fixed Pay
(1)All other NEOs comprised of Messrs. Rodino, Roeder, Gonzalez, and Duthie.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Non-Equity Incentive Plan Compensation (Short-Term Incentive Plan)
The 2025 Short-Term Incentive Plan (“STIP”) was designed
to reward the CEO and each of the other NEOs for
differentiated incremental performance against the net
income of the plan year (net of 2025 acquisitions) and
achievement of individual performance goals for each NEO.
The STIP is designed to be 100% variable, performance
dependent, pay-at-risk. Assuming target performance, the
net income metric performance accounts for 70% of the
performance payout and each NEO’s personal strategic
objectives account for 30% of the performance payout,
allowing for differentiation of each NEO’s individual
contributions to the performance of the Company. STIP
compensation may range from 0% to 200% of the
established target.
If the NEO's individual performance rating was below the
threshold performance rating, such NEO would not be
eligible for a STIP award regardless of the Company's
performance. If the Company’s net income (net of
acquisitions) performance was below the established
Company performance threshold, no NEO would be eligible
for a STIP award regardless of the NEO's individual
performance.
The STIP threshold, target, stretch and maximum
performance levels for both net income (net of 2025
acquisitions) and personal performance and related
payouts are noted below for reference.
Company Performance (70% of Target Performance Payout)

Net Income Performance	Performance To Plan (%)	Payout (%)
Less Than Threshold	<75%	-%
Threshold	75	50
Target (Plan)	100	100
Stretch	110	175
Maximum	115	200
NEO Individual Performance (30% of Target Performance Payout)

Personal Performance	Performance Rating (0-5 Scale)	Payout (%)
Less Than Threshold	<2.5	-%
Threshold	2.5	50
Target (Plan)	3.5	100
Stretch	4.4	175
Maximum	5.0	200
The STIP target amount for the CEO and each of the other NEOs is designed to align to the 50th to 75th percentile range of established peer group and general industry pay percentiles.

Executive	2025 Target STIP	Fixed Or Variable Pay
CEO	$1,800,000	Variable Pay
All Other NEOs Combined (1)	3,200,000	Variable Pay
(1)All other NEOs comprised of Messrs. Rodino, Roeder, Gonzalez, and Duthie.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Long-Term Incentive Plan Compensation (Long-Term Incentive Plan)
The 2025 Long-Term Incentive Plan (“LTIP”) was designed to reward the NEOs for sustained, long-term performance while providing opportunity for incremental reward for differentiated performance against the Company’s three-year cumulative earnings before interest, taxes, depreciation and amortization (“EBITDA”) plan. The target value of the LTIP is awarded in
Restricted Stock Units ("RSUs"). The design of the LTIP creates 80% of the target value of the award in the form of performance-dependent variable pay and 20% in the form of retentive, time-based compensation with three-year cliff vesting.
The LTIP threshold, target, stretch and maximum performance levels for three-year cumulative EBITDA and related payouts are noted below for reference.

3-Year Cumulative EBITDA	Performance To Plan (%)	Payout (%)
Less Than Threshold	<80%	-%
Threshold	80	50
Target (Plan)	100	100
Stretch	110	150
Maximum	120	200
The LTIP target amount for the CEO and each of the other NEOs is designed to align to the 25th to 50th percentile range of peer and general industry pay percentiles. The table below outlines the target LTIP amount for the CEO and all the other
NEOs combined.

Executive	2025 Target LTIP	Performance (80%)	Time (20%)
CEO	$3,900,000	$3,120,000	$780,000
All Other NEOs Combined (1)	3,975,000	3,180,000	795,000
(1)All other NEOs comprised of Messrs. Rodino, Roeder, Gonzalez, and Duthie.
Total Target Compensation Fixed vs. Variable Pay Summary
Upon combining all pay elements of the 2025 Executive Compensation Plan, the percentages of Total Fixed versus Variable
Pay at target are depicted in the table below.

Executive	Total Target Compensation	Total Target Fixed Pay		Total Target Variable Pay
		$	%	$	%
CEO	$6,600,000	$900,000	13.6%	$5,700,000	86.4%
All Other NEOs Combined (1)	9,300,000	2,125,000	22.8%	7,175,000	77.2%
(1)All other NEOs comprised of Messrs. Rodino, Roeder, Gonzalez, and Duthie.
Clawback Policy
An Incentive Compensation Recovery Policy (otherwise commonly referred to as a "Clawback Policy") was implemented by the Board in 2023 in alignment with federal securities regulations and NASDAQ listing requirements.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Participants and Roles

Participants	Responsibilities
Compensation Committee
• Reviews and approves, with input from our management team and external advisors, the
Company’s executive compensation programs, including the NEOs.
•Provides annual and ongoing review, discussion, analysis and recommendations regarding the evaluation of the execution of the performance plan for the NEOs against defined business objectives.

Independent Committee Consultant
• Provides published survey data, peer group proxy data and analysis and consultation to the
Compensation Committee on executive compensation, as well as to the Corporate Governance and Nominations Committee on non-employee director compensation.
•Establishes and maintains an independent perspective to avoid any conflicts of interests while working directly for the Compensation Committee unless the Committee has preapproved any work to be conducted with management for review by the Committee and approval by the Board.

Chief Executive Officer and Chief Human Resources Officer
• When requested by the Compensation Committee, provides executive compensation plan input related to the performance management structure and provides support on compensation program design and implementation, as well as compliance and disclosure requirements.
• The CEO evaluates the performance plans of the Presidents of our end market pillars, COO, CFO and other executives in accordance with the Board approved plan.

Plan Factors
There are several key factors the Compensation Committee considers when recommending plan-year executive compensation decisions:
•NEO's role, position scope, experience, skill set and performance history;
•External market for comparable roles;
•Current and expected business climate; and
•Company’s financial position and operating results.
Plan Components
The Compensation Committee utilizes its own judgment in approving the components of compensation and plan targets for the NEOs. The Compensation Committee further reviews and approves compensation including base compensation, targets, thresholds, and maximums for short-term and long-term incentive compensation. In addition, the Compensation
Committee utilizes a third-party compensation consulting firm, Willis Towers Watson, to provide relevant compensation benchmarks for the NEOs and other key leadership roles in the Company as well as plan design review and input. The CEO evaluates the performance plans of the Presidents of our end market pillars, COO, CFO and other executive officers with the
Compensation Committee. The CEO develops his individual objectives for the plan year and evaluates his performance against those objectives. Final determinations regarding our CEO’s performance and compensation are made during an executive session of the Compensation Committee and are reported to and reviewed by the Board in an independent directors’ session. Holders of approximately 96% of the shares voted in the most recent shareholder advisory vote at our
Annual Meeting of Shareholders held on May 15, 2025 voted to approve the compensation of the NEOs for fiscal year 2025.
The Compensation Committee takes the shareholder advisory voting results, along with any other shareholder input on executive compensation, into consideration as one of several decision points in its executive compensation decision making process for each plan year.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Benchmark Sources and Fiscal Year 2025
Peer Group
An important factor in establishing the 2025 Executive
Compensation Plan is the external market for comparable
roles. The Compensation Committee utilizes a benchmark
peer group for purposes of market comparison to our executive compensation packages based on our general guidelines and
as described under "Plan Components." Based on the data
utilized from an index of General Industry companies provided by the Central Data Base Survey of Willis Towers Watson, our
independent Compensation Committee consultant, there were
no changes made by the Compensation Committee to the
benchmark peer group for the period ended December 31,
2025 (as compared to the 2024 peer group). We believe the
following companies listed represent an effective comparator group of similar size with similar scope of revenue and market capitalization.
American Woodmark Corporation
Apogee Enterprises, Inc.
Brunswick Corporation
Cavco Industries, Inc.
EnPro Industries, Inc.
Hyster-Yale Materials Handling, Inc.
LCI Industries, Inc.
Modine Manufacturing Company
Mueller Industries, Inc.
Polaris, Inc.
Thor Industries, Inc.
UFP Industries, Inc.
Wabash National Corporation
Winnebago Industries, Inc.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Fiscal Year 2025 Executive
Compensation

Compensation and Benefits Components	Description And Purpose
Base Salary	Cash payments reflecting a market competitive position for performance of functional role.
Short-Term Incentives
Lump sum cash payments reflective of approved pay-for-performance plan and the relative achievements of the business and individual performance objectives. In addition, the Board reserves the right at any time to award discretionary bonuses to senior management based on, among other factors, outstanding performance.

Long-Term Incentives
Stock vehicle grants reflecting approved pay-for-performance plan and the relative long-term achievement of the business performance plans as well as the Company’s desire to retain high-
performing talent and align the interests of senior management with shareholder interests.

Executive Health and Welfare Benefits	Health and welfare benefits mirror scope of standard plans for all employees.
Other Compensation
Other compensation includes: automobile allowance, Company contributions pursuant to the Patrick
Industries, Inc. 401(k) Plan and to individual Health Savings Accounts, and health club reimbursement pursuant to the Company’s general health and welfare program.

Severance Benefits	Reasonable and customary transition support aligned to market benchmark data.
Base Salary
The Compensation Committee reviews and approves the base salaries of the NEOs each year, as well as at the time of promotion, change in job responsibilities or any other change deemed to be a material event. Base salaries are generally set during the first quarter of each year. The Compensation Committee sets the salary for the CEO and approves the base salaries for the other NEOs and other executive officers based on recommendations by the CEO.
When determining base salary adjustments for its NEOs, the Compensation Committee considers a combination of (i) peer group data, (ii) market data, including industry norms and benchmarking data from companies of similar size and scope and
(iii) outstanding Company and individual performance. In general, the Compensation Committee targets the 25th to 50th percentile of the Company’s peer group in determining base salaries.

Name	2024 Base Salary	2025 Base Salary	% Increase
Andy L. Nemeth	$850,000	$900,000	6%
Jeffrey M. Rodino	575,000	600,000	4%
Andrew C. Roeder	500,000	500,000	-%
Hugo E. Gonzalez	470,000	500,000	6%
Joel D. Duthie	500,000	525,000	5%
      Non-Equity Incentive Plan Awards
The short-term incentive portion of the 2025 Executive Compensation Plan or "STIP" consists of annual non-equity incentive plan awards, which are reviewed and approved each year and are based on the Company’s financial results and the individual’s performance against defined objectives. Several key components were considered in the development of the
2025 STIP to align the 2025 STIP with shareholder interest by measuring the Company’s financial performance and the individual’s performance in support of the Company’s short- and long-term strategies. The components are noted on page
21.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
The STIP metric components for 2025 are as follows:

2025 STIP Award Component ($ in millions)	Threshold Performance	Target Performance	Maximum Performance
Company Performance (Net Income) (1)	$139.2	$185.6	$213.4
Individual Rating	2.5	3.5	5.0
Payout as a Percentage of Target Award	50%	100%	200%
(1)All net income targets are net of the contributions of 2025 acquisitions and certain one-time and non-recurring charges and credits.
The Company achieved adjusted fiscal 2025 net income of $155.6 million (net of 2025 acquisitions and non-recurring charges and credits) which equated to 84% of the target Company performance. When combined with the individual performance rating for each NEO, the actual STIP award payouts for 2025 were as follows:

Name / Benefit	2025 Base Salary (1)	Target Award As % Of Base Salary (2)	Target STIP Award	Actual Award Amount As % Of Target Award	Actual 2025 STIP Award Payout
Andy L. Nemeth	$900,000	200%	$1,800,000	80%	$1,441,620
Jeffrey M. Rodino	600,000	167%	1,000,000	79%	790,000
Andrew C. Roeder	500,000	150%	750,000	76%	570,750
Hugo E. Gonzalez	500,000	180%	900,000	88%	788,310
Joel D. Duthie	525,000	105%	550,000	80%	440,495
(1)The 2025 base salary for each of the NEOs reflects the base salary in effect as of April 2025.
(2)The target award as a percentage of base salary for the NEOs was determined by the Compensation Committee and applied to the base salary in effect as of April 2025. The target award as a percentage of base salary was established for each NEO in 2025 in alignment with the Company’s “pay-for-
differentiated-performance” philosophy, market competitive positions for earned payout, and further enhancement of the pay-at-risk for each NEO.
While these targets were used in fiscal year 2025, the Compensation Committee reserves the right to modify, cancel, change, or reallocate any components of this calculation or criteria at any time.
Each NEO’s individual performance rating takes into account strategic performance objectives in assessing the personal performance of the NEOs named in the Summary Compensation Table for 2025. The strategic objectives are specific for each NEO and are linked to the Company’s strategic plan and that year’s organizational strategic agenda.
The NEOs, other than Mr. Nemeth, initially developed their own individual objectives for the plan year which were then reviewed and approved by the CEO. Mr. Nemeth developed his objectives as CEO for the plan year which were reviewed and approved by the Board.
In assessing the NEOs’ individual performance, the Compensation Committee is provided with detailed quantitative and qualitative documentation substantiating individual performance against each individual objective.
The Compensation Committee looks to the CEO’s performance assessments of the other NEOs and his recommendations regarding a performance rating for each, as well as input from the non-management Board members. These recommendations may be adjusted by the Compensation Committee prior to finalization. The personal performance assessment of our CEO is determined by the Compensation Committee with input from members of the Board.
Long-Term Equity Incentive Plan
We believe long-term incentive compensation represents an important and appropriate motivational tool to achieve certain long-term Company goals and closely align the interests of our management team with those of our shareholders. Our executive officers participate in our Long-Term Incentive Plan or "LTIP" as a result of their ability to make a significant contribution to the Company’s financial performance, their level of responsibility, their ability to meet performance objectives and their leadership potential and execution.
In 2025, the Compensation Committee adopted a Board approved “pay-for-differentiated-performance” based Long-Term
Incentive Plan (“2025 LTIP”) for each of the NEOs. The 2025 LTIP utilizes a long-term incentive target award, which is established as a percentage of base compensation for each of the NEOs. The target award is comprised of a restricted share award (80% of which is Company performance-contingent and 20% of which is time-based contingent).
In determining the number of shares comprising the 2025 LTIP award, the target value of the restricted share component is divided by the stock price per share as established by the Board for the particular plan year, reflecting the stock price on the

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
date of grant ($96.01 for the 2025 LTIP award) which was the closing stock price on January 28, 2025. The awarded target shares vest over a three-year period as follows:
•Time-based contingent shares cliff vest at the conclusion of the three-year service period from the grant date.
•Performance-contingent shares are earned based on the achievement of the three-year cumulative Company EBITDA performance (2025 to 2027) against a target from 0% up to a maximum payout of 200% of target.
The 2025 LTIP further reflects the Company’s “pay-for-differentiated-performance” philosophy through its upside potential for performance in excess of target levels.
For 2025, the target as a percentage of base compensation was increased from the 2024 LTIP for all NEOs, with the exception of Mr. Roeder, in alignment with the Company’s “pay-for-differentiated-performance” philosophy, anticipated conditions in the Company’s end markets, market competitive positions for earned payout, and the increased component of the pay-at-risk compensation for each NEO.
The table below shows a sample calculation of 2025 LTIP award components:

Base Salary	Target Award As A % Of Base Salary	Target Award 1,250 Restricted Shares @ $96.01 Per Share)	Restricted Shares Target Award: Performance-Contingent (80%) (Shares @ $96.01 Per Share)	Restricted Shares Target Award: Time-Based Contingent (20%) (Shares @ $96.01 Per Share)
$400,000	30%	$120,000	1,000	250
The 2025 LTIP award is divided into (i) restricted shares with time-based contingent vesting (“Time-Based Contingent
Shares”) and (ii) restricted shares with performance-based vesting (“Performance-Contingent Shares”). The Compensation
Committee believes the use of Time-Based Contingent Shares and Performance-Contingent Shares aligns the NEO's focus with the Company’s long-term financial performance objectives and provides that a significant retention value of the granted equity is maintained for each NEO.
The threshold, target, stretch and maximum performance metrics for the 2025 LTIP are outlined below:

Plan Component	Threshold EBITDA Performance (1) Payout As % Of Target	Target EBITDA Performance (1) Payout As % Of Target	Stretch EBITDA Performance (1) Payout As % Of Target	Maximum EBITDA Performance (1) Payout As % Of Target
Time-Based Contingent Shares	100%	100%	100%	100%
Performance- Contingent Shares	50%	100%	150%	200%
(1)The Company EBITDA performance is measured as the cumulative EBITDA achieved in 2025, 2026 and 2027.
The target 2025 LTIP award components for the NEOs, as approved by the Board in January 2025, were as follows:

Name	Total Target Award As % Of Base Salary	Total Target Award ($)	Total Target Award (Shares)	Target Time-Based Contingent Share Award (Shares)	Target Performance- Contingent Share Award (Shares)
Andy L. Nemeth	433%	$3,900,000	40,621	8,124	32,497
Jeffrey M. Rodino	258%	1,550,000	16,145	3,229	12,916
Andrew C. Roeder	150%	750,000	7,812	1,562	6,250
Hugo E. Gonzalez	200%	1,000,000	10,416	2,083	8,333
Joel D. Duthie	129%	675,000	7,031	1,406	5,625

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Individual NEO threshold, target, stretch and maximum payouts in shares for each long-term incentive component of the
2025 LTIP are outlined below:

Name	Threshold EBITDA Performance Component Award (Shares)	Target EBITDA Performance Component Award (Shares)	Stretch EBITDA Performance Component Award (Shares)	Maximum EBITDA Performance Component Award (Shares)
Time-Based Contingent Shares (1) (2)
Andy L. Nemeth	8,124	8,124	8,124	8,124
Jeffrey M. Rodino	3,229	3,229	3,229	3,229
Andrew C. Roeder	1,562	1,562	1,562	1,562
Hugo E. Gonzalez	2,083	2,083	2,083	2,083
Joel D. Duthie	1,406	1,406	1,406	1,406
Performance-Contingent Shares (1)
Andy L. Nemeth	16,249	32,497	48,746	64,994
Jeffrey M. Rodino	6,458	12,916	19,374	25,832
Andrew C. Roeder	3,125	6,250	9,375	12,500
Hugo E. Gonzalez	4,167	8,333	12,500	16,666
Joel D. Duthie	2,813	5,625	8,438	11,250
(1)Represents the number of
shares for the threshold,
target, stretch and maximum
payouts for the Time-Based
Contingent Shares and
Performance-Contingent
Shares for the 2025 LTIP
award.
(2)The Time-Based Contingent
Shares cliff vest at the
conclusion of the required
three-year service period.
The Company records the estimated compensation expense over the life of the LTIP performance period in alignment with the Company's LTIP target payout (100%) and adjusts its estimates on a periodic basis, if needed. The NEOs have voting rights with respect to all of the shares as of the date of grant and the shares will be returned to the Company in the event that performance targets or time-based vesting requirements are not achieved. The actual payout under the 2025 LTIP for all the NEOs will be determined at the conclusion of the three-year performance period ending on December 31, 2027 (the third year in the cumulative EBITDA performance measurement period) and payment of the award will be settled in stock.
Dividends on unvested shares are held in escrow by the Company and are paid in cash when the shares become fully vested. See “Potential Payments Upon Termination or Upon a Change of Control” for a discussion of amounts payable to each of the NEOs upon termination, a change of control, or due to death or disability.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Performance and Retention - 2025 Stock Option and Stock Appreciation Rights Grants
In fiscal 2025, the Compensation Committee granted Long-Term Incentive Grants under the 2009 Omnibus Incentive Plan
(the "2025 Grants") to each NEO in recognition of the Company's new five-year strategic plan commencing in fiscal 2025 and the NEOs' performance and proven leadership and in an effort to retain their employment with the Company. Each 2025
Grant is comprised of stock options and stock appreciation rights ("SARs") to align the 2025 Grants with shareholder interests of performance, growth and stock price appreciation. The SARs may be settled in shares of common stock or, at the sole discretion of the Board, in cash. Unvested options and SARs are subject to forfeiture if the NEO's employment with the Company is terminated prior to vesting.
2025 Grants: Stock Options
The exercise price of the stock options is $92.72 per share. The stock options vest pro-rata over a four-year period and have nine-year terms.

Name	Stock Option Grants (shares)
Andy L. Nemeth	84,360
Jeffrey M. Rodino	42,180
Andrew C. Roeder	6,750
Hugo E. Gonzalez	29,530
Joel D. Duthie	4,220
2025 Grants: SARs
The SARs are divided into four tranches as noted in the table below, vest pro-rata within each of the four tranches over a four-year period, and have nine-year terms.

Name	Tranche 1	Tranche 2	Tranche 3	Tranche 4	Total SARs
Exercise Price of SARs	$92.72	$110.76	$132.31	$158.05
SARs (shares) per tranche by NEO:
Andy L. Nemeth	21,090	21,090	21,090	21,090	84,360
Jeffrey M. Rodino	10,545	10,545	10,545	10,545	42,180
Andrew C. Roeder	1,688	1,687	1,688	1,687	6,750
Hugo E. Gonzalez	7,382	7,383	7,382	7,383	29,530
Joel D. Duthie	1,055	1,055	1,055	1,055	4,220

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Stock Ownership Requirement
The NEOs and other executive officers are required to maintain a predefined multiple of base salary in the form of ownership of the Company’s common stock based on the Board-established target price for a particular plan year to be achieved over a period of three years. The Company does not have a specific holding/retention period for stock options and SARs exercised or for the vesting of stock-based grants. For each of the NEOs employed by the Company as of December 31,
2025, their respective total common stock ownership for the year ended December 31, 2025 exceeded the stock ownership requirement. The following table sets forth information about the required share value of the common stock to be owned by each NEO for the year ended December 31, 2025:

Name	2025 Base Salary	2025 Multiple of Base Salary	Required Total Share Value (1)
Andy L. Nemeth	$900,000	4X	$3,600,000
Jeffrey M. Rodino	600,000	2X	1,200,000
Andrew C. Roeder	500,000	2X	1,000,000
Hugo E. Gonzalez	500,000	2X	1,000,000
Joel D. Duthie	525,000	2X	1,050,000
(1)Inclusive of the fair value of
stock options, SARs, restricted
stock and restricted stock units
awarded by the Company and
shares purchased by the NEO
in the open market. Total share
value is calculated based on the
NASDAQ Stock Market closing
price on December 31, 2025.
Hedging
The Company does not have a policy that prevents employees (including officers) or directors from engaging in hedging transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, and such transactions are generally permitted.
Executive Compensation Considerations
Executive Retirement Plan
As part of a long-term compensation program established
prior to 2007, the Company maintains a non-qualified
executive retirement plan (the “Executive Retirement Plan”)
for Mr. Nemeth. According to the provisions of the Executive
Retirement Plan, Mr. Nemeth is entitled to receive annually
40% of his highest annual base wages earned in the last
three years prior to retirement or termination from the
Company paid over 10 years in 260 consecutive bi-weekly
payments. No new employees have been invited to
participate in the Executive Retirement Plan since January
1, 2007.
Perquisites
The Company believes in a performance-based
compensation and benefits package and, therefore,
provides few perquisites to our NEOs. The Company
provides a car allowance to our NEOs, other executives,
corporate managers and general managers, all of which are
included as taxable income.
Benefit Plans
The Company does not maintain separate benefit plans for
our NEOs. They participate in the same health and welfare
plans as all of our other general employees with the same
deductibles and co-pays. The NEOs also participate in the
same 401(k) retirement program as all of the other general
employees.
Insider Trading Policy
The Company has an insider trading policy whereby the mandatory trading blackout period begins 14 calendar days prior to the close of trading on the stock market on the last trading day of the Company's quarterly reporting period and ends after the first full trading day following the public release of the financial information for that reporting period. During this period,
Section 16 insiders and certain management and other employees who have access to “inside” information are precluded from trading in the public market any types of Company stock or other securities. Additionally, the Company precludes any
Section 16 insider, as defined by the SEC, director, officer or employee from trading in the public market, or any other market, based on information that is not made available to the general public.
The Company has no formal policy regarding the timing of awards of stock options and stock appreciation rights in relation to the disclosure of material nonpublic information and the Board and Compensation Committee make no determinations as to the timing of such awards in relation to the disclosure of material nonpublic information.  The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Tax Considerations
The Tax Cuts and Jobs Act enacted on December 22, 2017 modified IRC Section 162(m) to, among other things, limit the federal tax deduction for annual individual compensation paid to $1 million for NEOs beginning with the 2018 tax year.
Previously, compensation paid in excess of $1 million could be deducted if it was performance-based. The Tax Cuts and
Jobs Act includes a transition relief rule in which these changes do not apply to compensation payable pursuant to a written binding contract in effect on November 2, 2017, and is not materially modified after that date.
Compensation
Committee
Report
The Compensation Committee of the Company has reviewed
and discussed the Compensation Discussion and Analysis
required by Item 402(b) of Regulation S-K with management
and, based on such review and discussions, the
Compensation Committee recommended to the Board that
the Compensation Discussion and Analysis be included in
this Proxy Statement.
The foregoing report of the Compensation
Committee does not constitute soliciting
material and shall not be deemed
incorporated by reference by any general
statement incorporating by reference the
Proxy Statement into any filing by the
Company under the Securities Act of 1933
or the Securities Exchange Act of 1934,
except to the extent that the Company
specifically incorporates this information
by reference, and shall not otherwise be
deemed filed under such acts.
The Compensation Committee
Denis G. Suggs (Chairman)
Blake W. Augsburger
John A. Forbes
Michael A. Kitson

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Summary Compensation
Table
The following Summary Compensation Table sets forth information about the compensation paid to our NEOs for the years ended December 31, 2025, 2024 and 2023. Andrew C. Roeder and Hugo E. Gonzalez were not NEOs in 2023 and Joel D.
Duthie was not an NEO in 2024. There were no stock options or SARs awarded to our NEOs for the years ended December
31, 2024 and 2023.

Name And Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	Change In Pension Value And Non-Qualified Deferred Compensation Earnings (6)	All Other Compensation (7)	Total
Andy L. Nemeth Chief Executive Officer	2025	$856,923	$-	$3,900,022	$3,836,693	$1,441,620	$75,594	$29,520	$10,140,372
	2024	850,000	-	3,564,636	-	1,884,600	72,338	28,800	6,400,374
	2023	817,308	-	4,200,020	-	1,632,600	69,223	29,400	6,748,551
Jeffrey M. Rodino President (8)	2025	608,462	-	1,550,081	1,918,346	790,000	-	12,520	4,879,409
	2024	566,154	-	1,546,426	-	1,063,500	-	13,415	3,189,495
	2023	546,250	-	1,785,000	-	931,900	-	25,800	3,288,950
Andrew C. Roeder Executive Vice President - Finance, Chief Financial Officer and Treasurer (9)	2025	505,770	-	750,030	306,996	570,750	-	36,000	2,169,546
	2024	392,308	-	2,399,682	-	579,375	-	10,000	3,381,365
Hugo E. Gonzalez President - Powersports & Housing, Chief Operating Officer (10)	2025	496,539	-	1,000,040	1,343,017	788,310	-	26,505	3,654,411
	2024	456,154	-	943,584	-	921,360	-	25,300	2,346,398
Joel D. Duthie Executive Vice President, Chief Legal Officer and Secretary (11)	2025	525,385	-	675,046	191,926	440,495	-	26,520	1,859,372
	2023	456,731	-	699,992	-	465,950	-	25,800	1,648,473
(1)For information on base salaries, see “Base Salary”.
(2)The NEOs did not receive any payments that would be characterized as “Bonus” Payments for the fiscal years ended December 31, 2023, 2024 and 2025.
(3)Amounts shown do not reflect compensation actually received. Such amounts reflect the aggregate fair value of stock awards granted during the year which is generally the total amount that the Company expects, as of the grant date, to expense in its financial statements over the awards vesting schedule in accordance with ASC 718. See Note 16 to the Consolidated Financial Statements in our 2025 Annual Report on Form 10-K for the assumptions used in determining the fair value of equity awards. See “Long-Term Equity Incentive Plan” for additional information.
(4)Amounts shown do not reflect compensation actually received. Such amount reflects the aggregate fair value of stock options and SARs granted during the year which is generally the total amount that the Company expects, as of the grate date, to expense in its financial statements over the awards vesting schedule in accordance with ASC 718. See Note 16 to the Consolidated Financial Statements in our 2025 Annual Report on Form 10-K for the assumptions used in determining the fair value of each option and SARs award based on the Black-Scholes option-pricing model. There were no stock option or SARs awards granted for the fiscal years ended December 31, 2023 and 2024.
(5)Amounts shown represent the short-term incentive awards earned each year by each of the NEOs and approved by the Compensation Committee, based on the achievement by the Company of established financial targets and the individual performance targets for the NEO for such year. See “Non-Equity Incentive
Plan Awards” for additional information.
(6)Amounts shown do not reflect compensation actually received. Such amounts reflect the aggregate change in the present value of the NEO’s accumulated benefit under the Executive Retirement Plan. In computing these amounts, the Company uses various assumptions including remaining years of service, estimated discount rates and present value calculations.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
(7)The amounts included in “All Other Compensation” are detailed in the following table:

Name	Year	401(k) Matching Contribution	Other (A)	Total All Other Compensation
Andy L. Nemeth	2025	$14,000	$15,520	$29,520
	2024	13,800	15,000	28,800
	2023	13,200	16,200	29,400
Jeffrey M. Rodino	2025	-	12,520	12,520
	2024	1,415	12,000	13,415
	2023	13,200	12,600	25,800
Andrew C. Roeder	2025	14,000	22,000	36,000
	2024	10,000	-	10,000
Hugo E. Gonzalez	2025	13,985	12,520	26,505
	2024	13,800	11,500	25,300
Joel D. Duthie	2025	14,000	12,520	26,520
	2023	13,200	12,600	25,800
(A)Amounts shown reflect an automobile allowance, the Company contribution to individual Health Savings Accounts, and health club reimbursement pursuant to the Company’s general health and welfare program. For 2023, 2024 and 2025, cash dividends paid on the Time-Based Contingent and Performance-
Contingent Share awards that were granted in January 2020, January 2021 and January 2022, and which fully vested in January 2023, January 2024 and
January 2025, respectively, were not required to be included in other compensation as the value of the original awards reflected the assumed effective dividend rate in the award’s initial grant date fair value calculation.
(8)Mr. Rodino was named President of the Company in October 2025 after serving as President - RV from January 2024 to September 2025, and was President of the Company from July 2021 to January 2024.
(9)Mr. Roeder was appointed Executive Vice President-Finance, Chief Financial Officer and Treasurer of the Company in March 2024.
(10) Mr. Gonzalez was appointed President - Powersports and Housing in December 2025, Executive Vice President-Operations in January 2024 and was elected as Chief Operating Officer in May 2024.
(11) Mr. Duthie was appointed Executive Vice President, Chief Legal Officer and Secretary of the Company in May 2021.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Grants of Plan-Based Awards
During Fiscal Year 2025
The table below sets forth information on grants to the NEOs in 2025, including estimated payouts under non-equity incentive plan awards as set forth under “Non-Equity Incentive Plan Awards”, estimated payouts under equity incentive plan awards as set forth under “Long-Term Equity Incentive Plan”, "Performance and Retention - 2025 Stock Option and Stock
Appreciation Rights Grants", and of stock awards and all other option awards as set forth in the “Summary Compensation
Table”. The Company’s policy is generally to grant equity awards effective on the date the Compensation Committee approves such awards.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)				All Other Stock Awards: # of Shares of Stock or Units (3)	All Other Option Awards: # of Securities Underlying Options (4)	Exercise or Closing Market Price On Grant Date Per Share (5)	Grant Date Fair Value of Stock and Option Awards/ SARs (6)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Stretch	Maximum

Andy L. Nemeth	1/28/2025	$900,000	$1,800,000	$3,600,000	16,249	32,497	48,746	64,994	8,124		$96.01	$3,900,022
	2/25/2025									84,360	92.72	2,252,412
	2/25/2025									21,090	92.72	609,290
	2/25/2025									21,090	110.76	465,035
	2/25/2025									21,090	132.31	320,568
	2/25/2025									21,090	158.05	189,388
Jeffrey M. Rodino	1/28/2025	500,000	1,000,000	2,000,000	6,458	12,916	19,374	25,832	3,229		96.01	1,550,081
	2/25/2025									42,180	92.72	1,126,206
	2/25/2025									10,545	92.72	304,645
	2/25/2025									10,545	110.76	232,517
	2/25/2025									10,545	132.31	160,284
	2/25/2025									10,545	158.05	94,694
Andrew C. Roeder	1/28/2025	375,000	750,000	1,500,000	3,125	6,250	9,375	12,500	1,562		96.01	750,030
	2/25/2025									6,750	92.72	180,225
	2/25/2025									1,688	92.72	48,766
	2/25/2025									1,687	110.76	37,198
	2/25/2025									1,688	132.31	25,658
	2/25/2025									1,687	158.05	15,149
Hugo E. Gonzalez	1/28/2025	450,000	900,000	1,800,000	4,167	8,333	12,500	16,666	2,083		96.01	1,000,040
	2/25/2025									29,530	92.72	788,451
	2/25/2025									7,382	92.72	213,266
	2/25/2025									7,383	110.76	162,795
	2/25/2025									7,382	132.31	112,206
	2/25/2025									7,383	158.05	66,299
Joel D. Duthie	1/28/2025	275,000	550,000	1,100,000	2,813	5,625	8,438	11,250	1,406		96.01	675,046
	2/25/2025									4,220	92.72	112,674
	2/25/2025									1,055	92.72	30,479
	2/25/2025									1,055	110.76	23,263
	2/25/2025									1,055	132.31	16,036
	2/25/2025									1,055	158.05	9,474
(1)The related performance targets and results for fiscal 2025 are described in detail under “Non-Equity Incentive Plan Awards”. For the actual non-equity incentive awards for performance in 2025, see the “Summary Compensation Table”.
(2)Represents number of shares of stock. Restricted shares granted in fiscal 2025 under the 2025 LTIP that are Performance-Contingent Shares will vest based on actual EBITDA achieved as compared to target EBITDA at the conclusion of the cumulative three-year performance measurement period ending on
December 31, 2027. See detail under “Long-Term Equity Incentive Plan”.
(3)These shares represent the Time-Based Contingent Share awards granted in fiscal 2025 that vest on the third anniversary of the grant date. See detail under
“Long-Term Equity Incentive Plan”.
(4)These stock options and SARs were granted on February 25, 2025 and were 100% unvested as of December 31, 2025. Both the stock options and SARs vest pro-rata over four years commencing on February 25, 2026, are exercisable at various exercise prices, and expire after nine years. Unvested options and
SARs are subject to forfeiture if the NEO's employment with the Company is terminated before the options and SARs vest. See "Performance and Retention -
2025 Stock Option and Stock Appreciation Rights Grants" on page 29.
(5)Represents the closing price of the Company’s stock on the NASDAQ Stock Market on the grant date for the share awards and the exercise price of the options and SARs awards.
(6)Represents the fair value of share awards, options and SARs as of the grant date computed in accordance with ASC 718. The compensation expense related to these awards was adjusted in the Company’s financial statements in accordance with ASC 718 in the period of forfeiture.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Outstanding Equity Awards
as of December 31, 2025
The following tables summarize the outstanding equity awards held by the NEOs as of December 31, 2025.
Stock Awards

Name	Grant Date	Number Of Shares Or Units Of Stock That Have Not Vested (1)	Market Value Of Unearned Shares Or Units Of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number Of Shares Or Units That Have Not Vested (3)	Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares Or Units That Have Not Vested (2)
Andy L. Nemeth	1/28/2025	8,124	$880,885	32,497	$3,523,650
	1/24/2024	10,737	1,164,213	42,948	4,656,852
	1/25/2023	13,236	1,435,179	41,029	4,448,774
Jeffrey M. Rodino	1/28/2025	3,229	350,120	12,916	1,400,482
	1/24/2024	4,658	505,067	18,632	2,020,268
	1/25/2023	5,625	609,919	17,438	1,890,802
Andrew C. Roeder	1/28/2025	1,562	169,368	6,250	677,688
	3/5/2024	16,586	1,798,420	6,339	687,338
Hugo E. Gonzalez	1/28/2025	2,083	225,860	8,333	903,547
	1/24/2024	2,843	308,266	11,369	1,232,741
	1/25/2023	1,500	162,645	4,650	504,200
Joel D. Duthie	1/28/2025	1,406	152,453	5,625	609,919
	1/24/2024	2,052	222,498	8,211	890,319
	1/25/2023	2,207	239,305	6,838	741,444
(1)Restricted share grants related to Time-Based Contingent Share awards fully vest on January 28, 2028, January 24, 2027 and January 26, 2026. Unvested
restricted share awards are subject to forfeiture under certain circumstances if the NEO’s employment with the Company is terminated before such shares vest.
(2)Based on a market price of $108.43 per share which was the NASDAQ Stock Market closing price on December 31, 2025.
(3)Restricted share grants in 2025 and 2024 for all NEOs related to Performance-Contingent Shares at established Company performance targets will vest based on actual EBITDA achieved as compared to target EBITDA at the conclusion of the cumulative three-year performance measurement period.
Restricted share grants related to Performance-Contingent Shares at stretch (or 150% of target payout) for Messrs. Nemeth, Rodino and Duthie, and for Mr.
Gonzalez (at 100% target payout), which were approved by the Board on January 25, 2023, were each adjusted downward to 77.5% of target payout as of
December 31, 2025 to reflect the actual expected payout at the January 27, 2026 vesting date. Unvested restricted share awards are subject to forfeiture under certain circumstances if the NEO’s employment with the Company is terminated before the shares vest. The related compensation expense associated with the change in payout percentage for these awards was adjusted in the Company’s financial statements in accordance with ASC 718.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Options/SARs Awards
There were no options or SARs granted to the NEOs in 2023 and 2024.

Name	Grant Date	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable (1)	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable (1)	Options/SARs Exercise Price ($)	Options/SARs Expiration Date
Andy L. Nemeth	02/25/2025	-	84,360	$92.72	02/25/2034
	02/25/2025	-	21,090	92.72	02/25/2034
	02/25/2025	-	21,090	110.76	02/25/2034
	02/25/2025	-	21,090	132.31	02/25/2034
	02/25/2025	-	21,090	158.05	02/25/2034
Jeffrey M. Rodino	02/25/2025	-	42,180	92.72	02/25/2034
	02/25/2025	-	10,545	92.72	02/25/2034
	02/25/2025	-	10,545	110.76	02/25/2034
	02/25/2025	-	10,545	132.31	02/25/2034
	02/25/2025	-	10,545	158.05	02/25/2034
Andrew C. Roeder	02/25/2025	-	6,750	92.72	02/25/2034
	02/25/2025	-	1,688	92.72	02/25/2034
	02/25/2025	-	1,687	110.76	02/25/2034
	02/25/2025	-	1,688	132.31	02/25/2034
	02/25/2025	-	1,687	158.05	02/25/2034
Hugo E. Gonzalez	02/25/2025	-	29,530	92.72	02/25/2034
	02/25/2025	-	7,382	92.72	02/25/2034
	02/25/2025	-	7,383	110.76	02/25/2034
	02/25/2025	-	7,382	132.31	02/25/2034
	02/25/2025	-	7,383	158.05	02/25/2034
Joel D. Duthie	02/25/2025	-	4,220	92.72	02/25/2034
	02/25/2025	-	1,055	92.72	02/25/2034
	02/25/2025	-	1,055	110.76	02/25/2034
	02/25/2025	-	1,055	132.31	02/25/2034
	02/25/2025	-	1,055	158.05	02/25/2034
(1)Both the stock options and SARs granted in 2025 vest pro-rata over four years, commencing on February 25, 2026, and expire after nine years. Unvested options and SARs are subject to forfeiture if the NEO's employment with the Company is terminated under certain circumstances before the options or SARs vest.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Equity Compensation Plan
Information

Name	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options and SARs (1)	Weighted Average Exercise Price Of Outstanding Options and SARs	Number Of Securities Remaining For Future Issuance Under Equity Compensation Plans (2)
Equity Compensation Plans Approved by Security Holders	597,569	$104.30	1,435,901
Equity Compensation Plans not Approved by Security Holders	-	N/A	-
Total	597,569	$104.30	1,435,901
(1)The number of securities represented is the gross amount of shares to be issued upon exercise of outstanding options and SARs as of December 31, 2025.
(2)Represents the number of net shares available for future awards under the 2009 Omnibus Incentive Plan as of December 31, 2025, and excludes the number of securities to be issued upon exercise of outstanding options and SARs.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Stock Options And Stock
Appreciation Rights Exercises
And Stock Vested In Fiscal 2025
The table below sets forth information about the value realized by the NEOs on vesting of stock awards. There were no stock options or SARs exercised by the NEOs in 2025.

Name	Number Of Shares Acquired On Vesting (1) (2)	Value Realized on Vesting (1) (2)
Andy L. Nemeth	58,443	$5,628,528
Jeffrey M. Rodino	24,839	2,392,195
Andrew C. Roeder	7,500	649,950
Hugo E. Gonzalez	6,000	577,848
Joel D. Duthie	9,742	938,233
(1)For Messrs. Nemeth, Rodino, Gonzalez and Duthie, the table below includes the number of Time-Based Contingent Shares awarded on January 26, 2022, which vested on January 27, 2025, using the NASDAQ Stock Market closing price of $97.50 per share multiplied by the total number of shares acquired on vesting. For Mr. Roeder, the table includes the number of Time-Based Contingent Shares awarded on March 5, 2024, which vested on March 5, 2025, using the NASDAQ Stock Market closing price of $86.66 per share multiplied by the total number of shares acquired on vesting.

	Nemeth	Rodino	Roeder	Gonzalez	Duthie
Number of Shares	11,688	4,968	7,500	1,200	1,949
Value	$1,139,580	$484,380	$649,950	$117,000	$190,027
(2)For Messrs. Nemeth, Rodino, Gonzalez and Duthie, the table below includes the number of Performance-Contingent Shares awarded on January 26, 2022, which vested at 100% of target on January 28, 2025 (the date the performance conditions were met), using the NASDAQ Stock Market closing price of
$96.01 per share multiplied by the total number of shares acquired on vesting.

	Nemeth	Rodino	Roeder	Gonzalez	Duthie
Number of Shares	46,755	19,871	-	4,800	7,793
Value	$4,488,948	$1,907,815	-	$460,848	$748,206

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Executive Retirement Plan
The following table sets forth information about the participation of the NEOs in the Executive
Retirement Plan and is set forth in the "Summary Compensation Table" under the caption
"Change in Pension Value and Non-Qualified Deferred Compensation Earnings":

Name	Executive Contribution In Last FY($)	Registrant Contribution In Last FY	Aggregate Earnings In Last FY (1)($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance As Of Last FYE (2)
Andy L. Nemeth (3)	-	-	$75,594	-	$619,808
Jeffrey M. Rodino	-	-	-	-	-
Andrew C. Roeder	-	-	-	-	-
Hugo E. Gonzalez	-	-	-	-	-
Joel D. Duthie	-	-	-	-	-
(1)Represents the interest for the current fiscal year of
an annuity to be paid at retirement pursuant to the
terms of the Executive Retirement Plan Agreement.
(2)Represents the present value of the annuity as of
December 31, 2025. The aggregate balance as of
January 1, 2025 was $544,214.
(3)According to the provisions of the Executive
Retirement Plan, payments of the annuity for Mr.
Nemeth may commence prior to his fully eligible
retirement age of 65 years old over a ten-year
vesting period, subject to acceleration due to death
or disability.
Messrs. Rodino, Roeder, Gonzalez, and
Duthie did not participate in the
Executive Retirement Plan as no new
employees have been invited to
participate in the plan since January 1,
2007. In addition, there were no
contributions made to the Executive
Retirement Plan in 2025. See
"Executive Compensation
Considerations" summary descriptions
on page 30.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Potential Payments Upon
Termination or Upon a
Change of Control
Executive Employment Agreements
The Company has entered into Employment Agreements (the “Agreements”) with Messrs. Nemeth, Rodino,
Roeder, Gonzalez and Duthie, pursuant to which they agreed to serve as executive officers of the Company.
The Agreements contain a non-compete clause and certain other stipulations and provide for a severance package that includes 12 months base salary. Under the Agreements, voluntary termination by the NEO or termination by the Company for cause will not result in any obligation of the Company to make payments. Upon termination by the Company without cause (as defined in the Agreement), each NEO would be entitled to: (i)
one year of base salary; and (ii) annual non-equity incentive compensation that the NEO would have been entitled to receive at the end of the fiscal year. In addition, if the NEO’s employment is terminated prior to the end of the fiscal year due to death or disability or without cause, and for Mr. Nemeth if his employment is terminated due to voluntary resignation for good reason, any non-equity incentive compensation due to the
NEO is to be pro-rated as of the effective date of the termination. The base salary portion would be paid out in equal bi-weekly payments on the regular payroll cycle, and the non-equity incentive compensation would be calculated and paid in accordance with the terms of the applicable plan on a pro-rata basis from the date of termination. Upon termination due to death or disability, the NEO would only receive base salary through the end of the month in which the disability or death occurred. In addition, each of the NEOs has agreed to comply with certain restrictive covenants, including an agreement not to compete with the Company for the two-year period following termination of employment, all of which remain subject to certain exceptions.
We believe that the Company should provide reasonable severance benefits to our NEOs and other general employees that are fair and commensurate with their job duties, functions, and responsibilities. We believe it is in the best interest of the Company to obtain a release from employees whose employment is terminated as well as a restrictive covenant agreement from certain employees in the form of an employment agreement.
Executive Equity Compensation Agreement
In addition to reasonable severance benefits outlined under the employment agreements discussed above, the
Company has entered into certain long-term equity compensation agreements with its executive officers, of which the awards under those agreements (in the form of restricted stock grants, stock options and SARs) are eligible for accelerated vesting under certain circumstances.
Restricted Share Awards
With respect to the Time-Based Contingent Share awards granted under the 2009 Omnibus Incentive Plan, in the event of a termination of employment by the Company without cause, upon a change of control or termination due to death or disability, all unvested Time-Based Contingent Share awards would become fully vested.
With respect to the Performance-Contingent Share awards granted under the 2009 Omnibus Incentive Plan, in the event of a termination of employment by the Company without cause or a termination due to death or disability before the performance period ending date, the number of Performance-Contingent Shares shall continue to vest subject to the achievement of certain pre-established performance criteria for such awards with the performance period ending with the date as stated in the applicable award agreement. In the event of a change of control, all unvested Performance-
Contingent Shares would become fully vested as of the effective date of the change of control event and based upon the assumption that the Company would have achieved the target amount of EBITDA for the performance period.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Stock Options and SARs
With respect to stock options and SARs granted under the 2009 Omnibus Incentive Plan, in the event the NEO ceases to be an employee of the Company, no further vesting will occur from and after the date of termination except in the event of a termination of employment by the Company without cause, in which case both stock options and SARs would become fully vested and exercisable as to any shares that have not otherwise vested as of the effective date of employment termination.
Based on the employment and compensation arrangements in effect as of December 31, 2025 and assuming a hypothetical termination date of December 31, 2025, including the price of the Company’s common stock on that date, the table on page 43 identifies the benefits each NEO would receive upon (i) a termination without cause, (ii) a change of control, or (iii) a termination due to death or disability.
Chief Financial Officer Employment Agreement (Andrew C. Roeder)
Mr. Roeder’s Employment Agreement dated as of March 5, 2024 (the “CFO Agreement”), provides that Mr. Roeder serve as Chief Financial Officer of the Company and that his employment term will continue unless terminated by either party in accordance with the CFO Agreement. Pursuant to the CFO Agreement, Mr. Roeder is entitled to: (i) an annual base salary, (ii) participate in the Company’s employee benefit plans as they are generally available to the Company’s employees, (iii) participate in the Company’s STIP, and (iv) participate in the Company’s LTIP. The CFO Agreement also provides that Mr. Roeder is entitled to certain severance benefits in the event that his employment is terminated (a) due to his death or disability, or (b) by the Company without cause, or (c) by himself for good reason (as such terms are defined in the CFO Agreement). On January 5, 2026, the Company announced that Mr. Roeder notified the Company of his decision to resign from the Company as an officer and employee effective February 20, 2026 to pursue interests outside of the Company.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement

Name/Benefit	Termination Without Cause	Change of Control	Termination Due to Death or Disability
Andy L. Nemeth (1)
Base Salary	$900,000	$-	$-
Acceleration of Long-Term Incentives (2)	16,109,553	16,109,553	16,109,553
Acceleration of Stock Options/SARs Exercise (3)	1,656,620	1,656,620	1,656,620
Annual Non-Equity Incentive Bonus (4)	1,441,620	-	1,441,620
Total Benefits	$20,107,793	$17,766,173	$19,207,793
Jeffrey M. Rodino
Base Salary	$600,000	$-	$-
Acceleration of Long-Term Incentives (2)	6,776,658	6,776,658	6,776,658
Acceleration of Stock Options/SARs Exercise (3)	828,310	828,310	828,310
Annual Non-Equity Incentive Bonus (4)	790,000	-	790,000
Total Benefits	$8,994,968	$7,604,968	$8,394,968
Andrew C. Roeder
Base Salary	$500,000	$-	$-
Acceleration of Long-Term Incentives (2)	3,332,814	3,332,814	3,332,814
Acceleration of Stock Options/SARs Exercise (3)	132,561	132,561	132,561
Annual Non-Equity Incentive Bonus (4)	570,750	-	570,750
Total Benefits	$4,536,125	$3,465,375	$4,036,125
Hugo E. Gonzalez
Base Salary	$500,000	$-	$-
Acceleration of Long-Term Incentives (2)	3,337,259	3,337,259	3,337,259
Acceleration of Stock Options/SARs Exercise (3)	579,888	579,888	579,888
Annual Non-Equity Incentive Bonus (4)	-	-	788,310
Total Benefits	$4,417,147	$3,917,147	$4,705,457
Joel D. Duthie
Base Salary	$525,000	$-	$-
Acceleration of Long-Term Incentives (2)	2,855,938	2,855,938	2,855,938
Acceleration of Stock Options/SARs Exercise (3)	82,870	82,870	82,870
Annual Non-Equity Incentive Bonus (4)	440,495	-	440,495
Total Benefits	$3,904,303	$2,938,808	$3,379,303
(1)Non-qualified balances are not included in the above table for Mr. Nemeth. See "Executive Retirement Plan" for additional information.
(2)Represents the market value of both unearned Time-Based Contingent Shares and Performance-Contingent Shares that have not vested based on a market price of $108.43 per share, which was the NASDAQ Stock Market closing price on December 31, 2025. Termination without cause or due to death or disability includes the right for the Performance-Contingent Shares to continue to vest after termination subject to meeting certain pre-established performance criteria for such awards. Amounts in the table assume the Company's achievement of the target performance metrics for the 2024 and 2025 performance awards, and the projected actual 77.5% of target performance metric measured as of December 31, 2025 for the 2023 awards. Upon a change of control, the Performance-Contingent Shares fully vest as of the effective date of the change of control event.
(3)Represents the market value of unexercisable stock options and SARs that have not vested based on the difference between the market price of $108.43 per share, which was the NASDAQ Stock Market closing price on December 31, 2025, and the option or SARs exercise price. Based on the hypothetical termination date of December 31, 2025, the SARs granted at exercise prices of $110.76, $132.31 and $158.05 exceeded the NASDAQ Stock Market closing price on December 31, 2025, and therefore, the acceleration of benefits upon termination without cause or upon a change of control, and termination due to death or disability for each of the NEOs had no equivalent monetary value.
(4)Represents 100% of the short-term non-equity incentive award earned in 2025 and approved by the Compensation Committee, based on the achievement of predetermined Company performance targets for 2025. See “Summary Compensation Table.” Any non-equity incentive compensation due to the NEO is to be pro-rated as of the effective date of the termination if the NEO's employment is terminated prior to the end of the fiscal year.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
CEO Pay Ratio
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, the Company is providing information about the relationship of the annual total compensation of its employees to the annual total compensation of the
CEO during 2025. The total annual compensation of our median employee based on total annual compensation (other than our CEO) was $47,067. The annual total compensation of the CEO was $10,140,372. Based on this information, the ratio of the total compensation of the CEO for fiscal 2025 to the median employee’s total annual compensation is 215 to 1.
This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K, based on the Company’s payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
To identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates used were as follows:
1.The median employee was identified using active employee information as of December 31, 2025.
2.Fiscal 2025 earnings (gross pay) of cash compensation were used as the consistently applied compensation measure to identify the median employee within the employee population. Cash compensation is the most prevalent measure of pay across the organization. Using this methodology, the median employee’s compensation was $47,067 and determined to be applicable to a full-time, hourly, United States-based employee.
3.The total compensation of the CEO for fiscal 2025 was $10,140,372, which is the total of the compensation components reflected in the Summary Compensation Table.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Pay Versus Performance
The following table sets forth a comparison of Pay Versus Performance (“PVP”) related to compensation reflected in the
Summary Compensation Table to compensation actually paid to our Principal Executive Officer (“PEO”) and other NEOs as well as information on our Company performance.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (5)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (5)	Value of Initial Fixed $100 Investment Based on:		Company Net Income ($ in millions)	Company EBITDA (4) ($ in millions)
					Company Total Shareholder Return (3)	Peer Group Total Shareholder Return (3)
2025	$10,140,372	$13,903,619	$3,140,685	$4,265,154	$262	$112	$135	$422
2024	6,400,374	8,127,190	2,649,309	3,094,730	198	99	138	425
2023	6,748,551	15,496,536	2,138,092	3,039,172	156	126	143	405
2022	7,810,461	4,230,620	3,416,649	1,780,081	92	97	328	627
2021	8,023,798	12,877,899	3,789,459	6,581,026	120	125	225	457
(1)Mr. Nemeth served as our PEO for each year.
(2)The Company’s Non-PEO NEOs for the years ended December 31, 2025, 2024, 2023, 2022 and 2021 were as follows:
•2025 - Messrs. Rodino, Roeder, Gonzalez and Duthie
•2024 - Messrs. Rodino, Kip B. Ellis, Roeder, Matthew S. Filer and Gonzalez
•2023 - Messrs. Rodino, Ellis, Filer, Jacob A. Petkovich and Duthie
•2022 and 2021 – Messrs. Cleveland, Rodino, Ellis and Petkovich
Mr. Cleveland served as Executive Chairman during the period from 2020 through 2022 and served as our PEO through December 31, 2019. Equity awards granted to Mr. Cleveland while he served as PEO continued to vest during the period from 2020 through 2022. Mr. Ellis resigned as President - Powersports,
Technology, and Housing of the Company in December 2025. Mr. Petkovich joined the Company as CFO in November 2020 and resigned from the
Company in May 2023. Mr. Filer joined the Company as Senior Vice President of Finance in November 2022 and served as Interim CFO from May 2023 through March 4, 2024, at which time he returned to his previous role as Senior Vice President of Finance and was appointed Chief Accounting Officer in
May 2024.
(3)Company Total Shareholder Return (“TSR”) reflects $100 invested as of market close on December 31, 2020, the final trading day of fiscal 2020. Peer Group
TSR reflects a customized peer group of companies, which includes Brunswick Corporation, Cavco Industries, Inc., LCI Industries, Malibu Boats, Inc.,
Polaris, Inc., Thor Industries, Inc., Winnebago Industries, Inc., and Wabash National Corporation. See Stock Performance Graph on page 29 of our Form 10-
K for the fiscal year ended December 31, 2025.
(4)Company selected measure of EBITDA, calculated as earnings before interest, taxes, depreciation and amortization, is the primary metric used in our LTIP as discussed in the CD&A. Below is a reconciliation of net income to EBITDA for the periods shown in the table above:

($ in millions)	2021	2022	2023	2024	2025
Net Income	$225	$328	$143	$138	$135
+ Interest expense	58	61	69	80	75
+ Income taxes	69	107	48	40	42
+ Depreciation & amortization	105	131	145	167	170
EBITDA	$457	$627	$405	$425	$422

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
(5)The following table sets forth a reconciliation from the Summary Compensation Table (“SCT”) to Compensation Actually Paid to our PEO and for the average paid for our Non-PEO NEOs for the year ended December 31, 2025.

	PEO	Average Non-PEO NEOs
	2025	2025
SCT Total Compensation	$10,140,372	$3,140,685
SUBTRACT Grant Fair Value of Equity Awards Made During Year (a)	(7,736,715)	(1,933,871)
ADD Year End Fair Value of Equity Awards Made During Year (b)	10,947,708	2,725,576
ADD Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards (c)	(452,314)	148,709
ADD Change in Fair Value of Equity Awards Granted in Prior Years That Vested During Year (d)	773,111	140,911
ADD Fair Value at Vesting of Equity Awards Made During Year That Also Vested During Year (e)	-	-
SUBTRACT Fair Value at the End of the Prior Year of Equity Awards That Were Forfeited During Year (f)	-	-
ADD Value of Dividends Paid on Equity Awards That Vested During Year Not Included in SCT Total Compensation (g)	231,457	43,144
Total Adjustments Related to Equity Awards	$3,763,247	$1,124,469
Total Adjustments Related to Pension Value (h)	-	-
Total Compensation Actually Paid	$13,903,619	$4,265,154
(a)Represents the grant date fair value of equity-based awards made during the fiscal year.
(b)Represents the year-end fair value of equity awards that were made during the fiscal year and were unvested as of year-end.
(c)Represents the change in fair value during the fiscal year of equity-based awards granted in prior fiscal years that were still unvested as of year-end.
(d)Represents the change in fair value during the fiscal year of equity-based awards granted in prior fiscal years that vested during the current fiscal year.
(e)Represents the fair value of equity awards that vested during the same year as grant.
(f)Represents the prior year-end fair value of equity awards forfeited during the year.
(g)Dividends accrued during vesting period on restricted equity awards are paid only on shares that vest with payment made at the time of vesting.
(h)Mr. Nemeth is the only participant in the Executive Retirement Plan. The annual interest credit on the annuity benefit is reported using the same value in the
SCT and in Compensation Actually Paid.
The Company grants Performance-Contingent Shares to executive officers annually under its LTIP and typically reports the grant date fair value of these shares at either the target award (100% payout) or at 150% of the target award (shown as “stretch”
awards) in the Grants of Plan-Based Awards Table and accrues expense for these awards based on the projected payout, unless performance results and projections of future performance require a change to that estimate. Performance-Contingent Shares are earned based on the achievement of three-year cumulative Company EBITDA (after the Compensation Committee certifies the actual EBITDA achievement) compared to target EBITDA at the conclusion of the cumulative three-year performance measurement period. The Company generally grants Time-Based Contingent Share awards to executive officers annually and also at time of hire for certain other officers. Annual Time-Based Contingent Share awards generally cliff-vest on the third anniversary of the grant date based on continued service through such date.
The Company granted stock options and SARs to certain executive officers in 2025 in recognition of the Company's new five-year strategic plan commencing in fiscal 2025, the NEOs’ performance and proven leadership, and to retain their employment. Grants awarded in 2025 will become exercisable commencing on February 25, 2026, on a pro-rata basis over four years from the date of grant, and expire on the ninth anniversary of the grant date (subject to earlier expiration based on certain employment terminations). Certain tranches of the SARs grants in 2025 had exercise prices that exceeded the Company’s closing stock price on the date of grant (premium-priced SARs). Fair values at time of grant at year-end 2025 were all determined using the Black-
Scholes model. The table below summarizes the option/SAR fair values and related assumptions used to calculate Compensation
Actually Paid for fiscal year 2025.

Valuation Purpose for PVP	Company Stock Price	Option/SAR Exercise Prices	Expected Term (years)	Stock Price Volatility	Risk-Free Rate	Dividend Yield	Option/SAR Fair Values
Year-end 2025	$108.43	$92.72 - $158.05	4.49 - 5.67	41.0%	3.68% - 3.80%	1.7%	$29.09 - $42.07

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
KEY FINANCIAL
MEASURES
Adjusted Net Income
EBITDA
The Company considers Adjusted Net Income (net of 2025
acquisitions and non-recurring charges and credits) and
EBITDA to be the most important key financial performance
measures that link the Company’s performance for 2025 to
actual compensation paid to its PEO and non-PEO NEOs.
As discussed in the CD&A, the annual STIP uses adjusted
Net Income (net of acquisitions and non-recurring charges
and credits) as the primary financial measure.
Performance-Contingent Shares are earned based on
cumulative EBITDA achieved by the Company during the
three-year measurement period.
Analysis of Compensation Actually Paid and
Company Performance
Since a majority of total compensation provided to the PEO
and the average paid to the Non-PEO NEOs is in the form
of equity-based grants that vest over multi-year periods, the primary driver of changes in “Compensation Actually Paid”
totals for the PEO and the average for the Non-PEO NEOs
is the fluctuations in the Company’s stock price
performance and the Company's EBITDA performance as
compared to pre-established performance goals pursuant to
the Company's long-term incentive plans.
The charts shown illustrate total Compensation Actually
Paid (“CAP”) to the PEO and the Non-PEO NEOs versus:
(a) the Company’s TSR and the TSR of the customized
peer group of companies; (b) Net Income; and (c) EBITDA
for each of the years ended December 31, 2021, 2022,
2023, 2024 and 2025.
CAP Versus TSR 2021 - 2025
CAP Versus Net Income 2021 - 2025
CAP Versus EBITDA 2021 - 2025

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Security Ownership of
Certain Beneficial Owners
and Management

Name and Address of Beneficial Owner	Aggregate Number of Shares of Common Stock Beneficially Owned	Percent of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	4,879,202 (1)	14.5% (1)
FMR LLC 245 Summer Street Boston, MA 02210	3,863,102 (2)	11.6% (2)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,405,541 (3)	7.3% (3)
Wellington Management Group LLP 280 Congress Street Boston, MA 02210	2,027,708 (4)	6.0% (4)
Directors:
Todd M. Cleveland (5)	184,642	*
M. Scott Welch (6)	180,914	*
Joseph M. Cerulli	73,128	*
John A. Forbes	49,272	*
Denis G. Suggs	18,744	*
Michael A. Kitson	11,850	*
Blake W. Augsburger	1,725	*
Natalie A. Brown	1,725	*
Named Executive Officers (7)
Andy L. Nemeth	299,590	*
Jeffrey M. Rodino	205,826	*
Andrew C. Roeder	19,711	*
Hugo E. Gonzalez	41,510	*
Joel D. Duthie	34,111	*
All Directors And Executive Officers As A Group (17 Persons) (8) * Less than 1%	1,264,390	3.8%
This table sets forth information concerning shareholders
known to us as having beneficial ownership of more than
five percent of our outstanding common stock and
information with respect to the stock ownership of all of our directors, NEOs, and all of our directors and executive
officers as a group as of March 20, 2026 (the "record
date"). The address of each director and NEO listed below
is 107 W. Franklin Street, Elkhart, Indiana 46516, except
as otherwise provided.
(1)Information based on the Schedule 13G/A filed with the SEC by
BlackRock, Inc. on April 30, 2025. BlackRock reported that it has sole voting power over 4,840,487 shares and sole dispositive power over
4,879,202 shares.
(2)Information based on the Schedule 13G/A filed with the SEC by FMR
LLC on February 5, 2026. FMR reported that it has sole voting power over 3,858,713 shares and sole dispositive power over 3,863,102 shares.
(3)Information based on the Schedule 13G/A filed with the SEC by The
Vanguard Group on February 13, 2024. Vanguard reported that it has shared voting power over 40,780 shares, sole dispositive power over
2,330,852 shares, and shared dispositive power over 74,690 shares.
Aggregate number of shares beneficially owned have been adjusted to reflect the Company's three-for-two stock split, which was paid on
December 13, 2024.
(4)Information based on the Schedule 13G filed with the SEC by
Wellington Management Group LLP on February 10, 2025. Wellington
reported that it has shared voting power over 1,685,260 shares and shared dispositive power over 2,027,708 shares.
(5)Mr. Cleveland’s common stock holdings include 51,356 shares held in several limited liability corporations.
(6)Includes 146,000 shares held directly by Mr. Welch’s spouse and 3,142 shares held in entities controlled by Mr. Welch’s adult children and in which Mr. Welch has an equity interest.
(7)Except as otherwise indicated, the NEOs in the table have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them and such shares include stock options and net SARs, which are currently exercisable within sixty (60)
days of the record date.
(8)Includes a total of 66,169 stock options and 2,159 net SARs which are exercisable within 60 days of the record date.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Related Party
Transactions
In 2025, the Company entered into transactions with
companies affiliated with two of our Board members by
purchasing: (a) approximately $0.9 million of corrugated
packaging materials from Welch Packaging Group
(“Welch”), an independently owned company established by
M. Scott Welch, who currently serves as the President and
CEO of Welch; and (b) approximately $0.7 million of foam
materials from Dimensional Foam Products, d/b/a Century
Foam, an independent company owned by Todd M.
Cleveland.
In addition, in 2025, one of the Company's subsidiaries
received $0.1 million in commission income on products it
sold as a sales representative for LEA Professional ("LEA"), an independently owned company established by Blake W.
Augsburger, who currently serves as the Chief Executive
Officer of LEA.
Review, Approval or Ratification of
Transactions with Related Persons
We have no formal policy related to the approval of related
party transactions. However, the Company undergoes
specific procedures when evaluating related party
transactions. A related party transaction is generally
reported to the Chief Executive Officer or Chief Financial
Officer, who assists in gathering the relevant information
about the transaction and presents the information to the
Audit Committee. The Audit Committee then approves,
ratifies or rejects the transaction. The related party
transactions with companies affiliated with three of the
Company’s Board members described above were
approved by the Board consistent with these procedures.
Proposals of
Shareholders
for the 2027
Annual Meeting
Proposals Included in the Proxy Statement
Shareholder proposals for inclusion in proxy materials for
the 2027 Annual Meeting should be addressed to the Office
of the Secretary, 107 W. Franklin Street, Elkhart, Indiana
46516, and must be received no later than November 30,
2026.
In addition to satisfying all of the requirements under our
Bylaws, to comply with the SEC’s new universal proxy rules
for our 2027 Annual Meeting, shareholders who intend to
solicit proxies in support of director nominees other than the
Company's nominees must provide notice that sets forth all
of the information required by Rule 14a-19 under the
Exchange Act no later than March 15, 2027, provided that
the date of the meeting has not changed by more than 30
calendar days. If such meeting date is changed by more
than 30 days, then notice must be provided by the later of
60 calendar days prior to the date of the Annual Meeting or
the 10th calendar day following the day on which public
announcement of the date of the Annual Meeting is first
issued. The deadline for the Company to receive notice of a
shareholder’s nomination of a director nominee is a
different date, as reflected below.
Proposals Not Included
in the Proxy Statement
Our Bylaws provide that any notice of business to be
brought by a shareholder at the 2027 Annual Meeting of
Shareholders (but not included in the proxy statement) must
be made in writing, delivered or mailed by first class United
States mail, postage prepaid, to the Secretary of the
Corporation not less than 20 days nor more than 50 days
prior to the meeting. If the 2027 Annual Meeting of
Shareholders was held on May 14, 2027, this means that
such notice, together with certain prescribed information,
must be delivered on or after March 25, 2027 and not later
than April 24, 2027. Likewise, the Articles of Incorporation and Bylaws require that shareholder nominations to the
Board for the election of directors to occur at the 2027
Annual Meeting of Shareholders be delivered to the
Secretary, together with certain prescribed information, in
accordance with the procedures for bringing business
before an annual meeting at which directors are to be
elected.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Householding of
Annual Meeting
Materials
Some banks, brokers and other nominee record holders
may be participating in the practice of “householding” proxy statements and annual reports. This means that only one
copy of this Notice of Annual Meeting and Proxy Statement
and the Annual Report for the year ended December 31,
2025 may have been sent to multiple shareholders in your
household. If you would prefer to receive separate copies of a proxy statement or annual report either now or in the
future, please contact your bank, broker or other nominee.
Upon written or oral request to the Office of the Secretary,
107 W. Franklin Street, Elkhart, Indiana 46516, we will
provide a separate copy of the Annual Report for the year
ended December 31, 2025 or Notice of Annual Meeting and
Proxy Statement.
Other Matters
A copy of our Annual Report on Form 10-K for the year
ended December 31, 2025, excluding certain of the
exhibits thereto, may be obtained without charge by
writing to Joel D. Duthie – Executive Vice President,
Chief Legal Officer and Secretary, Patrick Industries, Inc.,
107 W. Franklin Street, Elkhart, Indiana 46516.
The Board knows of no other proposals that may be
presented for action at the meeting. However, if any other
proposal properly comes before the meeting, the persons
named in the proxy form enclosed will vote in accordance
with their judgment upon such matter. Shareholders are
urged to execute and return promptly the enclosed form
of proxy in the envelope provided or to vote by Internet or
by telephone.
By Order of the Board of Directors,
Joel D. Duthie
Executive Vice President, Chief Legal Officer
and Secretary
March 30, 2026

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement
Voting Q&A

Q.Who may vote at the annual meeting?
A.Our Board has established the record date for the 2026 Annual Meeting of Shareholders (the
"Annual Meeting" or the "meeting") as the close of business on March 20, 2026. This Proxy
Statement and the accompanying materials are being sent to holders of our common stock as of the record date at the direction of the Board.

Q.How many shares must be present to conduct business at the meeting?
A.Each shareholder is entitled to one vote for each share of our common stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares entitled to vote “present” in person or by proxy at the meeting. If a quorum is not present at the time the
Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting until such time that a quorum is present. Shares that are represented at the Annual Meeting but abstain from voting on any or all matters will be counted as shares present and entitled to vote in determining the presence of a quorum.
Shareholders participating virtually in the meeting are considered to be attending the meeting “in person.” Abstentions and withheld votes are counted as shares present at the meeting for purposes of determining a quorum. As of the close of business on the record date, there were
33,111,193 outstanding shares of common stock entitled to one vote each. In determining whether a quorum exists at the meeting, all shares for which proxies were submitted will be counted.
Proxies properly executed and received by us prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting.

Q.What proposals will be voted on at the Annual Meeting?
A.At the Annual Meeting, shareholders will act upon the following matters:
1.The election of the nine members of our Board of Directors named in the Proxy Statement;
2.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026; and
3.The approval, by an advisory and non-binding vote, of the compensation paid by the Company to its Named Executive Officers in fiscal year 2025.

Q.How does the Board recommend I vote?
A.Our Board unanimously recommends that you vote "FOR" all nominees for proposal 1 and “FOR”
proposals 2 and 3. With respect to Proposal 1 (Election of Directors), a shareholder may (i) vote for the election of each named director nominee, or (ii) withhold authority to vote for any named director nominee. With respect to Proposal 2 (Ratification of Independent Registered Public
Accounting Firm) and Proposal 3 (Advisory Vote on Executive Compensation), a shareholder may vote for, against or abstain.  Please note that brokers may not vote your shares on Proposals 1 and 3 in the absence of your specific instructions as to how to vote. Please vote either online, by telephone or by returning your Proxy Card so your vote can be counted.
Under Proposal 1, the directors are elected by a plurality of the votes cast by shares present in person or by proxy at the Annual Meeting and entitled to vote. Therefore, broker non-votes and abstentions will have no effect on Proposal 1, except to the extent that they will count as votes not cast.
Proposals 2 and 3 require the affirmative vote of a majority of the votes cast, assuming a quorum is present.  Broker non-votes and abstentions will have no effect on these proposals.

Q.What happens if additional matters are presented at the Annual Meeting?
A.Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement

Q.How do I vote if my shares are held in “street name”?
A.If a shareholder’s shares are held by a broker or another nominee (the “broker”) on the shareholder’s behalf (that is, in “street name”) and the shareholder does not instruct the broker as to how to vote the shareholder’s shares, the broker may vote the shares in its discretion on matters designated as routine. However, a broker cannot vote shares held in street name on matters designated as non-routine unless the broker receives voting instructions from the beneficial owner. If a shareholder’s shares are held in street name and the shareholder does not provide voting instructions to the broker, the broker will have discretion to vote those shares only on Proposal 2 because this proposal is considered a routine matter. “Broker non-votes” occur when a brokerage firm receives a proxy for which no voting instruction has been received from the beneficial owner and the broker does not have discretionary authority to vote on the proposal.
Broker non-votes and abstentions will be included for quorum determination purposes at our
Annual Meeting but will not be counted as votes cast on any non-routine matter presented.

Q.How can I attend the Annual Meeting?
A.The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Company as of the close of business on the record date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/MQHXUQJ. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your
Notice, on your Proxy Card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register to attend the Annual Meeting in advance using the instructions below.
The online meeting will begin promptly at 10:00 A.M. ET. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

Q.How do I register to attend the Annual Meeting virtually on the Internet?
A.If you are a registered shareholder (i.e., you hold your shares through our transfer agent,
Computershare), you do not need to register to virtually attend the Annual Meeting. Please follow the instructions on the Notice or Proxy Card that you received. If you hold your shares through an intermediary, such as a bank, broker, fiduciary, or nominee, you must register in advance to virtually attend the Annual Meeting. To register to virtually attend the Annual Meeting, you must submit proof of your proxy power (legal proxy) reflecting your Patrick Industries, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M. ET on May 11, 2026.
You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to the Company as follows:
By email: Forward the email from your broker, or attach an image of your legal proxy, to
legalproxy@computershare.com
By mail:
Computershare
Patrick Industries, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Q.What if I have trouble accessing the Annual Meeting virtually?
A.The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416.

Notice of 2026 Annual Meeting of Shareholders & Proxy Statement

Q.Will there be a question and answer session?
A.As part of the virtual Annual Meeting, we will hold a live Q&A session, during which we intend to answer as many questions as time permits. Questions must comply with the
Annual Meeting procedures and be pertinent to the Company, our shareholders and the Annual Meeting matters. Following the Annual Meeting, we intend to post answers to any questions not answered during the meeting on our website under “Investors -
Company Info/Proxy Statements.”
If you wish to submit a question in advance of the virtual Annual Meeting: Prior to the virtual Annual Meeting, shareholders may submit questions, in writing, by following the instructions on the virtual Annual Meeting website (which will be accessible beginning on or around April 1, 2026). To submit a question in advance of the Annual
Meeting, beneficial owners must register in advance of the Meeting. See “How do I register to attend the Annual Meeting virtually on the Internet?” above.
If you wish to ask a question during the virtual Annual Meeting: Log in to the virtual
Annual Meeting website and enter the control number included on your Notice, proxy card or voting instruction form. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once.

Patrick Industries, Inc.
Corporate Office
107 W. Franklin Street
Elkhart, IN 46516
(800) 331-2151 / (574) 294-7511
www.patrickind.com

PATRICK

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/PATK** or scan the QR code — login details are located in the shaded bar below.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3.

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01 - Blake W. Augsburger	02 - Natalie A. Brown	03 - Joseph M. Cerulli
04 - Todd M. Cleveland	05 - John A. Forbes	06 - Michael A. Kitson
07 - Andy L. Nemeth	08 - Denis G. Suggs	09 - M. Scott Welch

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

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04918A

The 2026 Annual Meeting of Shareholders of Patrick Industries, Inc. will be held on Thursday, May 14, 2026 at 10:00 AM ET, virtually via the Internet at meetnow.global/MQHXUQJ.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and the 2025 Annual Report and 2026 Proxy Statement are available at www.investorvote.com/PATK

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Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PATK

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PATRICK INDUSTRIES, INC.

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PATRICK INDUSTRIES, INC.
Annual Meeting of Shareholders
May 14, 2026 10:00 AM (ET)
This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Andy L. Nemeth and Joel D. Duthie, or either of them, as the undersigned's proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the undersigned's Common Stock in PATRICK INDUSTRIES, INC. and at any adjournment or postponement thereof, with the same authority as if the undersigned were personally present. The 2026 Annual Meeting of Shareholders of PATRICK INDUSTRIES, INC. will be held on Thursday, May 14, 2026 at 10:00 AM ET, virtually via the Internet at meetnow.global/MQHXUQJ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If this proxy is properly executed but no such directions are made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

C Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

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